--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]
                                                                      CONSECO(R)
                                                                    Step up.(SM)
--------------------------------------------------------------------------------

ISSUED BY

CONSECO VARIABLE
INSURANCE COMPANY

                                                                         Conseco

                                                                  ADVANTAGE PLUS
                                                      --------------------------
                                                      FIXED AND VARIABLE ANNUITY

                                                                     MAY 1, 2000

                                                                      PROSPECTUS

                                              CONSECO VARIABLE INSURANCE COMPANY
                                              CONSECO VARIABLE ANNUITY ACCOUNT H



                                       This cover is not part of the prospectus.

                                                                  [LOGO OMITTED]
                                                                      CONSECO(R)
================================================================================


                         THE FIXED AND VARIABLE ANNUITY

                                    ISSUED BY

                       CONSECO VARIABLE ANNUITY ACCOUNT H

                                       AND

                       CONSECO VARIABLE INSURANCE COMPANY

     This prospectus describes the individual flexible premium deferred annuity contract, fixed and variable accounts (CONTRACT) offered by Conseco Variable Insurance Company (we, us, our). This contract provides for the accumulation of contract values and subsequent annuity payments on a fixed basis, a variable basis or a combination of both.

     The annuity contract has 48 investment options--a fixed account of ours and 47 investment portfolios listed below. You can put your money in the fixed account and/or the investment portfolios. Your investments in the portfolios are not guaranteed. You could lose your money. Currently, you can invest in up to 15 investment portfolios at one time. In certain states, your contract may not contain a fixed account option. Money you direct into the fixed account earns interest at a rate guaranteed by us.

CONSECO SERIES TRUST
MANAGED BY CONSECO CAPITAL MANAGEMENT, INC.

     o  Conseco 20 Focus Portfolio

     o  Equity Portfolio

     o  Balanced Portfolio

     o  High Yield Portfolio

     o  Fixed Income Portfolio

     o  Government Securities Portfolio

     o  Money Market Portfolio

THE ALGER AMERICAN FUND
MANAGED BY FRED ALGER MANAGEMENT, INC.

     o  Alger American Growth Portfolio

     o  Alger American Leveraged AllCap Portfolio

     o  Alger American MidCap Growth Portfolio

     o  Alger American Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
MANAGED BY AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.

     o  VP Income & Growth

     o  VP International

     o  VP Value

BERGER INSTITUTIONAL PRODUCTS TRUST
MANAGED BY BERGER LLC

     o  Berger IPT--Growth Fund

     o  Berger IPT--Growth and Income Fund

     o  Berger IPT--Small Company Growth Fund

     o  Berger IPT--New Generation Fund

MANAGED BY BBOI WORLDWIDE LLC

     o  Berger/BIAM IPT--International Fund

THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC.
MANAGED BY THE DREYFUS CORPORATION

DREYFUS STOCK INDEX FUND
MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF")
MANAGED BY THE DREYFUS CORPORATION

     o  Dreyfus VIF Disciplined Stock Portfolio

     o  Dreyfus VIF International Value Portfolio

FEDERATED INSURANCE SERIES
MANAGED BY FEDERATED INVESTMENT MANAGEMENT CO.

     o  Federated High Income Bond Fund II

     o  Federated Utility Fund II

MANAGED BY FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

     o  Federated International Equity Fund II

--------------------------------------------------------------------------------
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

INVESCO VARIABLE INVESTMENT FUNDS, INC.
(NOT AVAILABLE FOR NEW SALES AS OF MAY 1, 2000)
MANAGED BY INVESCO FUNDS GROUP, INC.

     o  INVESCO VIF--High Yield Fund

     o  INVESCO VIF--Equity Income Fund

JANUS ASPEN SERIES
MANAGED BY JANUS CAPITAL CORPORATION

     o  Aggressive Growth Portfolio

     o  Growth Portfolio

     o  Worldwide Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
MANAGED BY LAZARD ASSET MANAGEMENT

     o  Lazard Retirement Equity Portfolio

     o  Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
MANAGED BY LORD, ABBETT & CO.

     o  Growth & Income Portfolio

MITCHELL HUTCHINS SERIES TRUST
MANAGED BY MITCHELL HUTCHINS ASSET MANAGEMENT INC.

     o  Growth and Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.

     o  Limited Maturity Bond Portfolio

     o  Partners Portfolio

RYDEX VARIABLE TRUST
MANAGED BY PADCO ADVISORS II, INC.

     o  OTC Fund

     o  Nova Fund

SELIGMAN PORTFOLIOS, INC.
MANAGED BY J. & W. SELIGMAN & CO. INCORPORATED

     o  Seligman Communications and Information Portfolio

     o  Seligman Global Technology Portfolio

STRONG OPPORTUNITY FUND II, INC.
ADVISED BY STRONG CAPITAL MANAGEMENT, INC.

     o  Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.
ADVISED BY STRONG CAPITAL MANAGEMENT, INC.

     o  Strong MidCap Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST
MANAGED BY VAN ECK ASSOCIATES CORPORATION

     o  Worldwide Bond Fund

     o  Worldwide Emerging Markets Fund

     o  Worldwide Hard Assets Fund

     o  Worldwide Real Estate Fund

     The expenses for a contract with a purchase payment credit are higher than a contract without the purchase payment credit (also referred to as a bonus) and the amount of the purchase payment credit may be more than offset by the additional expenses attributable to the credit.

     Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

     To learn more about the contract, you can obtain a copy of our Statement of Additional Information (SAI) dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC has a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 37 of this prospectus. For a free copy of the SAI, call us at (800) 824-2726 or write us at our administrative office: 11815 N. Pennsylvania Street, Carmel, Indiana 46032-4555.

THE CONTRACTS:

     o  ARE NOT BANK DEPOSITS O ARE NOT FEDERALLY INSURED

     o  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

     o  ARE NOT GUARANTEED AND MAY BE SUBJECT TO LOSS OF PRINCIPAL

  May 1, 2000

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================

TABLE OF CONTENTS

                                                                            PAGE

INDEX OF SPECIAL TERMS .....................................................   5
HIGHLIGHTS .................................................................   6
FEE TABLE ..................................................................   7
THE COMPANY ................................................................  16
THE CONSECO ADVANTAGE PLUS ANNUITY CONTRACT ................................  16
PURCHASE ...................................................................  16
  Purchase Payments ........................................................  16
  Purchase Payment Credit Feature ..........................................  16
  Allocation of Purchase Payments ..........................................  17
  Free Look ................................................................  17
INVESTMENT OPTIONS .........................................................  17
  Investment Portfolios ....................................................  17
  The Fixed Account ........................................................  19
  The General Account ......................................................  19
  Voting Rights ............................................................  19
  Substitution .............................................................  19
  Transfers ................................................................  19
  Dollar Cost Averaging Program ............................................  20
  Rebalancing Program ......................................................  20
  Asset Allocation Program .................................................  21
  Sweep Program ............................................................  21
EXPENSES ...................................................................  21
  Insurance Charges ........................................................  21
  Contract Maintenance Charge ..............................................  22
  Contingent Deferred Sales Charge .........................................  22
  Reduction or Elimination of the Contingent Deferred Sales Charge .........  22
  Transfer Fee .............................................................  23
  Premium Taxes ............................................................  23
  Income Taxes .............................................................  23
  Investment Portfolio Expenses ............................................  23
CONTRACT VALUE .............................................................  23
  Accumulation Units .......................................................  23
ACCESS TO YOUR MONEY .......................................................  24
  Systematic Withdrawal Program ............................................  24
  Suspension of Payments or Transfers ......................................  24
DEATH BENEFIT ..............................................................  25
  Upon Your Death During the Accumulation Period ...........................  25
  Death Benefit Amount During the Accumulation Period ......................  25
  Payment of Death Benefit During the Accumulation Period ..................  25
  Death of Contract Owner During the Annuity Period ........................  26
  Death of Annuitant .......................................................  26

================================================================================


TABLE OF CONTENTS CONT'D

                                                                            PAGE

ANNUITY PAYMENTS (THE ANNUITY PERIOD) ......................................  26
  Annuity Payment Amount ...................................................  26
  Annuity Options ..........................................................  27
TAXES ......................................................................  28
  Annuity Contracts in General .............................................  28
  Qualified and Non-Qualified Contracts ....................................  28
  Withdrawals--Non-Qualified Contracts .....................................  28
  Withdrawals--Qualified Contracts .........................................  28
  Withdrawals--Tax-Sheltered Annuities .....................................  29
  Diversification ..........................................................  29
  Investor Control .........................................................  29
PERFORMANCE ................................................................  29
OTHER INFORMATION ..........................................................  30
  The Separate Account .....................................................  30
  Distributor ..............................................................  30
  Ownership ................................................................  30
  Beneficiary ..............................................................  30
  Assignment ...............................................................  30
  Financial Statements .....................................................  30
APPENDIX A .................................................................  31
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ...............  37

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


INDEX OF SPECIAL TERMS

     Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                                            Page

Accumulation Period ........................................................  16
Accumulation Unit ..........................................................  23
Annuitant ..................................................................  26
Annuity Date ...............................................................  26
Annuity Options ............................................................  26
Annuity Payments ...........................................................  26
Annuity Period .............................................................  16
Annuity Unit ...............................................................  23
Beneficiary ................................................................  30
Contract ...................................................................   1
Investment Portfolios ......................................................  17
Joint Owner ................................................................  30
Non-Qualified ..............................................................  28
Owner ......................................................................  30
Purchase Payment ...........................................................  16
Qualified ..................................................................  28
Tax-Deferral ...............................................................  28

================================================================================


HIGHLIGHTS

     The variable annuity contract that we are offering is a contract between you (the owner) and us (the insurance company). The contract provides a way for you to invest on a tax-deferred basis in the sub-accounts (also referred to as investment portfolios) of Conseco Variable Annuity Account H (Separate Account) and the fixed account. The contract is intended to be used to accumulate money for retirement or other long-term tax-deferred investment purposes.

     The contract has a purchase payment credit feature under which we will credit an additional 4% to each purchase payment (purchase payment credit or bonus) you make. We call this the bonus feature. The contract also offers a guaranteed minimum death benefit option and a guaranteed minimum income benefit option. These options guarantee minimum death benefit and annuity payment amounts. There is an additional charge for these options.

     All deferred annuity contracts, like the contract, have two periods: the accumulation period and the annuity period. During the accumulation period, any earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you make a withdrawal. If you make a withdrawal during the accumulation period, we may assess a charge of up to 8% of each purchase payment withdrawn. The annuity period occurs when you begin receiving regular annuity payments from your contract.

     You can choose to receive annuity payments on a variable basis, on a fixed basis or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolios you select for the annuity period. If you choose fixed payments, the amount of the fixed annuity payments are constant for the entire annuity period.

     FREE LOOK. If you cancel the contract within 10 days after receiving it (or whatever longer time period is required in your state), we will cancel the contract without assessing a contingent deferred sales charge. You will receive whatever your contract is worth on the day we receive your request for cancellation (less the purchase payment credit). This may be more or less than your original payment. We will return your original payment if required by law.

     TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the annuity period are considered partly a return of your original investment. The part of each payment that is a return of your investment is not taxable as income.

     INQUIRIES. If you need more information, please contact us at:

     Conseco Variable Insurance Company
     11815 N. Pennsylvania Street
     Carmel, Indiana 46032
     (800) 824-2726

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


FEE TABLE

     The purpose of the Fee Table is to show you the various contract expenses you will pay directly or indirectly. The Fee Table reflects expenses of the Separate Account as well as the investment portfolios.

OWNER TRANSACTION EXPENSES:

CONTINGENT DEFERRED SALES CHARGE: (as a percentage of Purchase Payments)(See
Note 1 on page 9)


          NO. OF CONTRACT YEARS FROM               CONTINGENT DEFERRED
          RECEIPT OF PURCHASE PAYMENT             SALES CHARGE PERCENT
          ------------------------------------------------------------
          0-1............................................ 8%
          2.............................................. 8%
          3.............................................. 8%
          4.............................................. 8%
          5.............................................. 7%
          6.............................................. 6%
          7.............................................. 5%
          8.............................................. 3%
          9.............................................. 1%
          10 or more..................................... 0%
          ------------------------------------------------------------


TRANSFER FEE: (See Note 2)        No charge for one transfer in each 30 day
                                  period during the accumulation period.
                                  Thereafter, we will charge a fee of $25 per transfer. We will not charge for the two transfers allowed each contract year during the annuity period.

CONTRACT MAINTENANCE CHARGE:      $30 per contract per year
(See Note 3)

SEPARATE ACCOUNT ANNUAL EXPENSES: (See Note 4)
(as a percentage of average
account value)

                                            INSURANCE CHARGES
                                            (COMPRISED OF THE
                                               MORTALITY AND         TOTAL
                                               EXPENSE RISK        SEPARATE
                                                CHARGE AND         ACCOUNT
                                              ADMINISTRATIVE        ANNUAL
                                                  CHARGE)          EXPENSES
                                            ------------------     --------

Standard contract ...........................      1.40%            1.40%

Contract with guaranteed minimum
  death benefit (current charge) ............      1.70%            1.70%

Contract with guaranteed minimum
  death benefit (maximum charge) ............      1.90%            1.90%

Contract with guaranteed minimum
  death benefit and guaranteed
  minimum income benefit (current charge) ...      2.00%            2.00%

Contract with guaranteed minimum
  death benefit and guaranteed minimum
  income benefit (maximum charge) ...........      2.40%            2.40%

================================================================================


INVESTMENT PORTFOLIO EXPENSES:
(as a percentage of the average daily net assets of an investment portfolio)

                                                                   TOTAL ANNUAL
                                                                    PORTFOLIO
                                                  OTHER EXPENSES     EXPENSES
                                                  (AFTER EXPENSE  (AFTER EXPENSE
                                                  REIMBURSEMENT,  REIMBURSEMENT,
                                     MANAGE-       IF ANY, FOR     IF ANY, FOR
                                      MENT   12B-1   CERTAIN         CERTAIN
                                      FEES   FEES  PORTFOLIOS)     PORTFOLIOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSECO SERIES TRUST (5)
--------------------------------------------------------------------------------
Conseco 20 Focus Portfolio (6) .... 0.80%      --    0.10%          0.90%
Equity Portfolio .................. 0.75%      --    0.02%          0.77%
Balanced Portfolio ................ 0.75%      --    0.00%          0.75%
High Yield Portfolio (6) .......... 0.80%      --    0.10%          0.90%
Fixed Income Portfolio ............ 0.60%      --    0.07%          0.67%
Government Securities Portfolio ... 0.60%      --    0.06%          0.66%
Money Market Portfolio (7) ........ 0.35%      --    0.05%          0.40%
--------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
--------------------------------------------------------------------------------
Alger American Growth Portfolio ... 0.75%      --    0.04%          0.79%
Alger American Leveraged
  AllCap Portfolio (8) ............ 0.85%      --    0.08%          0.93%
Alger American Mid Cap
  Growth Portfolio ................ 0.80%      --    0.05%          0.85%
Alger American Small
  Capitalization Portfolio ........ 0.85%      --    0.05%          0.90%
--------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------
VP Income & Growth(9) ............. 0.70%      --    0.00%          0.70%
VP International (9) .............. 1.34%      --    0.00%          1.34%
VP Value(9) ....................... 1.00%      --    0.00%          1.00%
--------------------------------------------------------------------------------
BERGER INSTITUTIONAL PRODUCTS TRUST
--------------------------------------------------------------------------------
Berger IPT-Growth Fund (10) ....... 0.75%      --    0.25%          1.00%
Berger IPT-Growth and
  Income Fund (10) ................ 0.75%      --    0.25%          1.00%
Berger IPT-Small Company
  Growth Fund (10) ................ 0.85%      --    0.30%          1.15%
Berger IPT-New Generation
  Fund (10) ....................... 0.85%      --    0.30%          1.15%
Berger/BIAM IPT-International
  Fund (10) ....................... 0.90%      --    0.30%          1.20%
--------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE
  GROWTH FUND, INC.                 0.75%      --    0.04%          0.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND .......... 0.25%      --    0.01%          0.26%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
--------------------------------------------------------------------------------
Dreyfus VIF Disciplined
  Stock Portfolio ................. 0.75%      --    0.06%          0.81%
Dreyfus VIF International
  Value Portfolio ................. 1.00%      --    0.35%          1.35%
--------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
--------------------------------------------------------------------------------
Federated High Income
  Bond Fund II .................... 0.60%      --    0.19%          0.79%
Federated International
  Equity Fund II (11) ............. 0.54%      --    0.71%          1.25%
Federated Utility Fund II ......... 0.75%      --    0.19%          0.94%
--------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
--------------------------------------------------------------------------------
INVESCO VIF--High Yield
  Fund (12) ....................... 0.60%      --    0.47%          1.07%
INVESCO VIF--Equity Income
  Fund (12) ....................... 0.75%      --    0.42%          1.17%
--------------------------------------------------------------------------------
JANUS ASPEN SERIES
--------------------------------------------------------------------------------
Aggressive Growth Portfolio (13) .. 0.65%      --    0.02%          0.67%
Growth Portfolio (13) ............. 0.65%      --    0.02%          0.67%
Worldwide Growth Portfolio (13) ... 0.65%      --    0.05%          0.70%
--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
--------------------------------------------------------------------------------
Lazard Retirement Equity
  Portfolio (14) .................. 0.75%    0.25%   0.25%          1.25%
Lazard Retirement Small Cap
  Portfolio (14) .................. 0.75%    0.25%   0.25%          1.25%

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H
                                                              INDIVIDUAL ANNUITY
================================================================================


                                                                   TOTAL ANNUAL
                                                                    PORTFOLIO
                                                  OTHER EXPENSES     EXPENSES
                                                  (AFTER EXPENSE  (AFTER EXPENSE
                                                  REIMBURSEMENT,  REIMBURSEMENT,
                                     MANAGE-       IF ANY, FOR     IF ANY, FOR
                                      MENT   12B-1   CERTAIN         CERTAIN
                                      FEES   FEES  PORTFOLIOS)     PORTFOLIOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC.
--------------------------------------------------------------------------------
Growth & Income Portfolio ......... 0.50%      --    0.37%          0.87%
--------------------------------------------------------------------------------
MITCHELL HUTCHINS SERIES TRUST
--------------------------------------------------------------------------------
Growth and Income Portfolio ....... 0.70%      --    0.53%          1.23%
--------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
--------------------------------------------------------------------------------
Limited Maturity Bond Portfolio ... 0.65%      --    0.11%          0.76%
Partners Portfolio ................ 0.80%      --    0.07%          0.87%
--------------------------------------------------------------------------------
RYDEX VARIABLE TRUST
--------------------------------------------------------------------------------
OTC Fund .......................... 0.75%      --    0.80%          1.55%
Nova Fund ......................... 0.75%      --    0.80%          1.55%
--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
Seligman Communications and
  Information Portfolio (15) ...... 0.75%    0.25%   0.11%          1.11%
Seligman Global Technology
  Portfolio (15) .................. 1.00%    0.15%   0.40%          1.55%
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II, INC.
--------------------------------------------------------------------------------
Opportunity Fund II ............... 1.00%      --    0.14%          1.14%
--------------------------------------------------------------------------------
STRONG VARIABLE INSURANCE FUNDS, INC.
--------------------------------------------------------------------------------
Strong Mid Cap Growth
  Fund II (16) .................... 1.00%      --    0.15%          1.15%
--------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST (17)
--------------------------------------------------------------------------------
Worldwide Bond Fund ............... 1.00%      --    0.22%          1.22%
Worldwide Emerging Markets Fund ... 1.00%      --    0.54%          1.54%
Worldwide Hard Assets Fund ........ 1.00%      --    0.26%          1.26%
Worldwide Real Estate Fund ........ 1.00%      --    2.23%          3.23%

EXPLANATION OF FEE TABLE AND EXAMPLES:

     1. Once each contract year, you can take money out of your contract, without the contingent deferred sales charge, of an amount equal to the greater of:

        (i)   10% of the value of your contract (on a non-cumulative basis);

        (ii) the IRS minimum distribution requirement for your contract if issued in connection with certain Individual Retirement Annuities; or

        (iii) the total of your purchase payments that have been in the contract more than 9 complete years.

     2. We will not charge you the transfer fee even if there is more than one transfer in a 30-day period during the accumulation period if the transfer is for the dollar cost averaging or rebalancing programs. We will also not charge you a transfer fee on transfers made at the end of the free look period. All reallocations made on the same day count as one transfer.

     3. We will not charge the contract maintenance charge if the value of your contract is $50,000 or more. However, if you make a complete withdrawal, we will charge the full contract maintenance charge for the year.

     4. The Fee Table and contract refer to Insurance Charges. The Insurance Charge is equivalent to the aggregate charges that until recently were referred to as a Mortality and Expense Risk Charge and an Administrative Charge by many companies issuing variable annuity contracts. Throughout this

================================================================================


prospectus we will refer to this charge as an Insurance Charge.

     The Fee Table reflects the current Insurance Charges for your contract. We reserve the right to increase the Insurance Charge, in the future, for contracts with the guaranteed minimum death benefit and for contracts with the guaranteed minimum death benefit and the guaranteed minimum income benefit. These maximum charges are also reflected in the Fee Table.

     5. The Adviser, Conseco Capital Management, Inc., and the Administrator, Conseco Services, LLC, have contractually agreed to waive a portion of their fees and/or pay a portion of the Portfolio's expenses through 4/30/01 to ensure that total annual operating expenses do not exceed: 0.90% for Conseco 20 Focus Portfolio; 0.85% for Equity Portfolio; 0.85% for Balanced Portfolio; 0.90% for High Yield Portfolio; 0.70% for Fixed Income Portfolio; 0.70% for Government Securities Portfolio and 0.45% for Money Market Portfolio. The Adviser and Administrator may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of 3 years, after the date of the waiver.

     6. Because these Portfolios have not completed a full fiscal year, other expenses are estimated.


     7. Conseco Capital Management, Inc., since May 1, 1993, has waived its management fees in excess of the annual rates set forth above. Absent such fee waivers, the management fees for the Money Market Portfolio would be 0.60%.

     8. The Alger American Leveraged AllCap Portfolio's "Other Expenses" includes .01% of interest expense.

     9. The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

     10. The Funds' investment advisers have agreed to waive their advisory fee and reimburse the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of each of the Berger IPT--Growth Fund and the Berger IPT--Growth and Income Fund exceed 1.00%, the normal operating expenses in any fiscal year of each of the Berger IPT--Small Company Growth Fund and the Berger IPT--New Generation Fund exceed 1.15%, and the normal operating expenses of the Berger/BIAM IPT--International Fund exceed 1.20% of the respective Fund's average daily net assets. Absent the waiver and reimbursement, Other Expenses for the Berger IPT--Growth Fund, the Berger IPT--New Generation Fund, the Berger IPT--Growth and Income Fund, the Berger IPT--Small Company Growth Fund and the Berger/BIAM IPT--International Fund would have been 1.43%, 0.43%, 0.64%, 2.10% and 1.55%, respectively, and their Total Annual Portfolio Expenses would have been 2.18%, 1.18%, 1.49%, 2.95% and 2.45%, respectively. These waivers/reimbursements may not be terminated or amended except by a vote of the Fund's Board of Trustees. Expenses shown for the Berger IPT--New Generation Fund are based on estimates for the Fund's first full year of operations.

     11. Absent a voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses by Federated Global Investment Management Corp., the Management Fee and Total Annual Portfolio Expenses for International Equity Fund II would have been 0.75% and 1.46%, respectively.

     12. The Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under an expense offset arrangement. The expense information in the table has been restated from the financials to reflect a change in the administrative services fee. Certain expenses of the Fund were absorbed voluntarily by INVESCO in order to ensure that expenses did not exceed 1.05% of the High Yield Fund's average net assets and 1.15% of the Equity Income Fund's average net assets pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. Without such absorption, but excluding any expense offset arrangements, Other Expenses and Total Annual Operating Expenses for the fiscal year ended December 31, 1999 were 0.48% and 1.08% respectively of the High Yield Fund's average net assets, and 0.44% and 1.19% respectively of the Equity Income Fund's average net assets.

     13. Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth and Worldwide

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


Growth Portfolios. All expenses are shown without the effect of expense offset arrangements.

     14. Effective May 1, 1999, Lazard Asset Management, the Fund's investment adviser, has voluntarily agreed to reimburse all expenses through December 31, 2000 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent such an agreement with the adviser, the total annual portfolio expenses for the year ended December 31, 1999 would have been 5.63% for the Lazard Retirement Equity Portfolio and 7.31% for the Lazard Retirement Small Cap Portfolio.

     15. The amount of the Management Fee and Other Expenses are actual expenses for the fiscal year ended December 31, 1999. Seligman Communications and Information Fund and Seligman Global Technology Fund began offering shares charging 12b-1 fees effective May 1, 2000. J. & W. Seligman & Co. Incorporated ("Seligman") voluntarily agreed to reimburse expenses of Seligman Global Technology Portfolio, other than the management fee, which exceed .40%. Without reimbursement, other expenses and total annual portfolio expenses would have been .41% and 1.56% respectively, for Seligman Global Technology Portfolio. There is no assurance that Seligman will continue this policy in the future.

     16. Strong Capital Management, Inc., the fund's advisor of the Strong Mid Cap Growth Fund II is currently absorbing expenses of 0.02%. Without these absorptions, the expenses would have been 1.17% for the year ended December 31, 1999. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.

     17. Van Eck Associates Corporation (the "Adviser") agreed to assume expenses (excluding interest, foreign taxes and brokerage commissions) exceeding 1.50% of the Worldwide Emerging Markets Fund's average daily net assets for the period January 1, 1999 to May 12, 1999. For the period May 13, 1999 to December 31, 1999, the Adviser agreed to assume expenses (excluding interest, foreign taxes and brokerage commissions) exceeding 1.30% of average daily net assets. For the Worldwide Real Estate Fund, the Adviser agreed to assume expenses (excluding interest, foreign taxes and brokerage commissions) for the period January 2, 1999 to February 28, 1999. The Adviser also agreed to assume expenses exceeding 1.50% of the Worldwide Real Estate Fund's average daily net assets for the period March 3, 1999 to December 31, 1999. The Worldwide Real Estate Fund expenses were also reduced by a fee arrangement based on cash balances left on deposit with the custodian and a directed brokerage arrangement where the Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's expenses.

================================================================================


EXAMPLES:

     The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For purposes of these examples, the assumed average contract size is $30,000.

     The examples in Chart 1 below assume that you do not elect the guaranteed minimum death benefit or the guaranteed minimum income benefit. The examples in Chart 2 below assume that you elect the guaranteed minimum death benefit and the guaranteed minimum income benefit and the maximum insurance charges (as opposed to the current charges for your Contract) apply.

     Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

     You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $1,000 is invested in the option listed:

     (a) If you surrender your contract at the end of each time period or if you annuitize your contract (except if your annuity date is on or after the 5th contract anniversary and you choose an annuity option that has a life contingency for a minimum of 5 years);

     (b)  If you do not surrender your contract.

                                                                  TIME PERIODS
CHART 1                                                        1 YEAR    3 YEARS
--------------------------------------------------------------------------------
CONSECO SERIES TRUST
Conseco 20 Focus ............................................  (a)$106   (a)$170
                                                               (b)$ 31   (b)$ 95
Equity ......................................................  (a)$105   (a)$166
                                                               (b)$ 30   (b)$ 91
Balanced ....................................................  (a)$104   (a)$165
                                                               (b)$ 30   (b)$ 91
High Yield ..................................................  (a)$106   (a)$170
                                                               (b)$ 31   (b)$ 95
Fixed Income ................................................  (a)$104   (a)$163
                                                               (b)$ 29   (b)$ 88
Government Securities .......................................  (a)$103   (a)$162
                                                               (b)$ 29   (b)$ 88
Money Market ................................................  (a)$101   (a)$154
                                                               (b)$ 26   (b)$ 80
THE ALGER AMERICAN FUND
Alger American Growth .......................................  (a)$105   (a)$166
                                                               (b)$ 30   (b)$ 92
Alger American Leveraged AllCap .............................  (a)$106   (a)$171
                                                               (b)$ 32   (b)$ 96
Alger American MidCap Growth ................................  (a)$105   (a)$168
                                                               (b)$ 31   (b)$ 94
Alger American Small Capitalization .........................  (a)$106   (a)$170
                                                               (b)$ 31   (b)$ 95
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth ..........................................  (a)$104   (a)$164
                                                               (b)$ 29   (b)$ 89
VP International ............................................  (a)$111   (a)$183
                                                               (b)$ 36   (b)$109
VP Value ....................................................  (a)$107   (a)$173
                                                               (b)$ 32   (b)$ 99
BERGER INSTITUTIONAL PRODUCTS TRUST
Berger IPT--Growth ..........................................  (a)$107   (a)$173
                                                               (b)$ 32   (b)$ 99
Berger IPT--Growth and Income ...............................  (a)$107   (a)$173
                                                               (b)$ 32   (b)$ 99
Berger IPT--Small Company Growth ............................  (a)$109   (a)$178
                                                               (b)$ 34   (b)$103
Berger IPT--New Generation ..................................  (a)$109   (a)$178
                                                               (b)$ 34   (b)$103
Berger/BIAM IPT--International ..............................  (a)$109   (a)$179
                                                               (b)$ 34   (b)$105

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H
                                                              INDIVIDUAL ANNUITY
================================================================================


                                                                  TIME PERIODS
                                                               1 YEAR    3 YEARS
--------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. ..........  (a)$105  (a)$166
                                                               (b)$ 30  (b)$ 92
DREYFUS STOCK INDEX FUND ....................................  (a)$ 99  (a)$150
                                                               (b)$ 25  (b)$ 76
DREYFUS VARIABLE INVESTMENT FUND
Dreyfus VIF Disciplined Stock Portfolio .....................  (a)$105  (a)$167
                                                               (b)$ 30  (b)$ 93
Dreyfus VIF International Value Portfolio ...................  (a)$111  (a)$184
                                                               (b)$ 36  (b)$109
FEDERATED INSURANCE SERIES
Federated High Income Bond II ...............................  (a)$105  (a)$166
                                                               (b)$ 30  (b)$ 92
Federated International Equity II ...........................  (a)$110  (a)$181
                                                               (b)$ 35  (b)$106
Federated Utility II ........................................  (a)$106  (a)$171
                                                               (b)$ 32  (b)$ 97
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF--High Yield .....................................  (a)$108  (a)$175
                                                               (b)$ 33  (b)$101
INVESCO VIF--Equity Income ..................................  (a)$109  (a)$178
                                                               (b)$ 34  (b)$104
JANUS ASPEN SERIES
Aggressive Growth ...........................................  (a)$104  (a)$163
                                                               (b)$ 29  (b)$ 88
Growth ......................................................  (a)$104  (a)$163
                                                               (b)$ 29  (b)$ 88
Worldwide Growth ............................................  (a)$104  (a)$164
                                                               (b)$ 29  (b)$ 89
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Equity ....................................  (a)$110  (a)$181
                                                               (b)$ 35  (b)$106
Lazard Retirement Small Cap .................................  (a)$110  (a)$181
                                                               (b)$ 35  (b)$106
LORD ABBETT SERIES FUND, INC.
Growth & Income .............................................  (a)$106  (a)$169
                                                               (b)$ 31  (b)$ 95
MITCHELL HUTCHINS SERIES TRUST
Growth and Income ...........................................  (a)$109  (a)$180
                                                               (b)$ 35  (b)$106
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Limited Maturity Bond .......................................  (a)$104  (a)$165
                                                               (b)$ 30  (b)$ 91
Partners ....................................................  (a)$105  (a)$169
                                                               (b)$ 31  (b)$ 94
RYDEX VARIABLE TRUST

OTC .........................................................  (a)$113  (a)$190
                                                               (b)$ 38  (b)$115
Nova ........................................................  (a)$113  (a)$190
                                                               (b)$ 38  (b)$115
SELIGMAN PORTFOLIOS, INC.
Seligman Communications and Information Portfolio ...........  (a)$108  (a)$176
                                                               (b)$ 33  (b)$102
Seligman Global Technology Portfolio ........................  (a)$113  (a)$190
                                                               (b)$ 38  (b)$115
STRONG OPPORTUNITY FUND II, INC.
Opportunity Fund II .........................................  (a)$108  (a)$177
                                                               (b)$ 34  (b)$103
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong MidCap Growth II .....................................  (a)$109  (a)$178
                                                               (b)$ 34  (b)$103

================================================================================


                                                                  TIME PERIODS
                                                               1 YEAR    3 YEARS
--------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST

Worldwide Bond ..............................................  (a)$109  (a)$180
                                                               (b)$ 35  (b)$105
Worldwide Emerging Markets ..................................  (a)$113  (a)$190
                                                               (b)$ 38  (b)$115
Worldwide Hard Assets .......................................  (a)$110  (a)$181
                                                               (b)$ 35  (b)$107
Worldwide Real Estate. ......................................  (a)$130  (a)$241
                                                               (b)$ 55  (b)$166
CHART 2
-------------------------------------------------------------------------------
CONSECO SERIES TRUST
Conseco 20 Focus ............................................  (a)$109  (a)$178
                                                               (b)$ 34  (b)$103
Equity ......................................................  (a)$107  (a)$174
                                                               (b)$ 32  (b)$ 99
Balanced ....................................................  (a)$107  (a)$173
                                                               (b)$ 32  (b)$ 99
High Yield ..................................................  (a)$109  (a)$178
                                                               (b)$ 34  (b)$103
Fixed Income ................................................  (a)$106  (a)$170
                                                               (b)$ 31  (b)$ 96
Government Securities .......................................  (a)$106  (a)$170
                                                               (b)$ 31  (b)$ 96
Money Market ................................................  (a)$103  (a)$162
                                                               (b)$ 29  (b)$ 88
THE ALGER AMERICAN FUND
Alger American Growth .......................................  (a)$107  (a)$174
                                                               (b)$ 33  (b)$100
Alger American Leveraged AllCap .............................  (a)$109  (a)$179
                                                               (b)$ 34  (b)$104
Alger American MidCap Growth ................................  (a)$108  (a)$176
                                                               (b)$ 33  (b)$102
Alger American Small Capitalization .........................  (a)$109  (a)$178
                                                               (b)$ 34  (b)$103
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth ..........................................  (a)$106  (a)$171
                                                               (b)$ 32  (b)$ 97
VP International ............................................  (a)$113  (a)$191
                                                               (b)$ 38  (b)$117
VP Value ....................................................  (a)$110  (a)$181
                                                               (b)$ 35  (b)$106
BERGER INSTITUTIONAL PRODUCTS TRUST
Berger IPT--Growth ..........................................  (a)$110  (a)$181
                                                               (b)$ 35  (b)$106
Berger IPT--Growth and Income ...............................  (a)$110  (a)$181
                                                               (b)$ 35  (b)$106
Berger IPT--Small Company Growth ............................  (a)$111  (a)$185
                                                               (b)$ 36  (b)$111
Berger IPT--New Generation ..................................  (a)$111  (a)$185
                                                               (b)$ 36  (b)$111
Berger/BIAM IPT--International ..............................  (a)$112  (a)$187
                                                               (b)$ 37  (b)$112
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. ..........  (a)$107  (a)$174
                                                               (b)$ 33  (b)$100
DREYFUS STOCK INDEX FUND ....................................  (a)$102  (a)$158
                                                               (b)$ 27  (b)$ 83
DREYFUS VARIABLE INVESTMENT FUND
Dreyfus VIF--Disciplined Stock ..............................  (a)$108  (a)$175
                                                               (b)$ 33  (b)$100

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H
                                                              INDIVIDUAL ANNUITY
================================================================================


                                                                  TIME PERIODS
                                                               1 YEAR    3 YEARS
--------------------------------------------------------------------------------
Dreyfus VIF--International Value ............................  (a)$113  (a)$191
                                                               (b)$ 38  (b)$117
FEDERATED INSURANCE SERIES
Federated High Income Bond II ...............................  (a)$107  (a)$174
                                                               (b)$ 33  (b)$100
Federated International Equity II ...........................  (a)$112  (a)$188
                                                               (b)$ 37  (b)$114
Federated Utility II ........................................  (a)$109  (a)$179
                                                               (b)$ 34  (b)$104
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF--High Yield .....................................  (a)$110  (a)$183
                                                               (b)$ 36  (b)$108
INVESCO VIF--Equity Income ..................................  (a)$111  (a)$186
                                                               (b)$ 37  (b)$111
JANUS ASPEN SERIES
Aggressive Growth ...........................................  (a)$106  (a)$170
                                                               (b)$ 31  (b)$ 96
Growth ......................................................  (a)$106  (a)$170
                                                               (b)$ 31  (b)$ 96
Worldwide Growth ............................................  (a)$106  (a)$171
                                                               (b)$ 32  (b)$ 97
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Equity ....................................  (a)$112  (a)$188
                                                               (b)$ 37  (b)$114
Lazard Retirement Small Cap .................................  (a)$112  (a)$188
                                                               (b)$ 37  (b)$114
LORD ABBETT SERIES FUND, INC.
Growth & Income .............................................  (a)$108  (a)$177
                                                               (b)$ 33  (b)$102
MITCHELL HUTCHINS SERIES TRUST
Growth and Income ...........................................  (a)$112  (a)$188
                                                               (b)$ 37  (b)$113
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Limited Maturity Bond .......................................  (a)$107  (a)$173
                                                               (b)$ 32  (b)$ 99
Partners ....................................................  (a)$108  (a)$177
                                                               (b)$ 33  (b)$102
RYDEX VARIABLE TRUST
OTC .........................................................  (a)$115  (a)$198
                                                               (b)$ 41  (b)$123
Nova ........................................................  (a)$115  (a)$198
                                                               (b)$ 41  (b)$123
SELIGMAN PORTFOLIOS, INC.
Seligman Communications and Information Portfolio ...........  (a)$111  (a)$184
                                                               (b)$ 36  (b)$110
Seligman Global Technology Portfolio ........................  (a)$115  (a)$198
                                                               (b)$ 41  (b)$123
STRONG OPPORTUNITY FUND II, INC.
Opportunity Fund II .........................................  (a)$111  (a)$185
                                                               (b)$ 36  (b)$111
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong MidCap Growth II .....................................  (a)$111  (a)$185
                                                               (b)$ 36  (b)$111
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond. .............................................  (a)$112  (a)$188
                                                               (b)$ 37  (b)$113
Worldwide Emerging Markets ..................................  (a)$115  (a)$197
                                                               (b)$ 40  (b)$123
Worldwide Hard Assets .......................................  (a)$112  (a)$189
                                                               (b)$ 38  (b)$114
Worldwide Real Estate .......................................  (a)$133  (a)$248
                                                               (b)$ 58  (b)$173

================================================================================


THE COMPANY

     Conseco Variable Insurance Company (Conseco Variable) was originally organized in 1937. Prior to October 7, 1998, Conseco Variable Insurance Company was known as Great American Reserve Insurance Company. In certain states, we may still use the name Great American Reserve Insurance Company until our name change is approved in the state.

     We are principally engaged in the life insurance business in 49 states and the District of Columbia. We are a stock company organized under the laws of the state of Texas and are an indirect wholly-owned subsidiary of Conseco, Inc. Headquartered in Carmel, Indiana, Conseco, Inc. is one of middle America's leading sources for investment, insurance and lending products. Through its subsidiaries and a nationwide network of insurance agents and finance dealers, Conseco, Inc. provides solutions for wealth protection and wealth creation to more than 12 million customers.

THE CONSECO ADVANTAGE PLUS
ANNUITY CONTRACT

     This prospectus describes the variable annuity contract we are offering. An annuity is a contract between you (the owner) and our insurance company, where you make purchase payments and we promise to pay you an income in the form of periodic annuity payments. Until you decide to begin receiving annuity payments, your contract is in the ACCUMULATION PERIOD. Once you begin receiving annuity payments, your contract is in the ANNUITY PERIOD.

     The contract benefits from tax deferral. Tax deferral means that you are not taxed on any earnings or appreciation on the assets in your contract until you take money out of your contract.

     The contract is called a variable annuity because you can choose among the investment portfolios, and depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation period depends upon the investment performance of the investment portfolio(s) you select.

     You can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will depend upon the investment performance of the investment portfolio(s) you select for the annuity period. If you select to receive payments on a fixed basis, the payments you receive will remain level.

PURCHASE

PURCHASE PAYMENTS

     A PURCHASE PAYMENT is the money you give us to buy the contract. The minimum we will accept is $5,000 when the contract is bought as a non-qualified contract. If you are buying the contract as a qualified contract, the minimum we will accept is $2,000. We will accept up to $2,000,000 in purchase payments without our prior approval.

     You can make additional purchase payments of $500 or more to a non-qualified contract and $50 each month to a qualified contract. If you select the automatic payment check option, you can make additional payments of $200 each month for non-qualified contracts and $50 each month for qualified contracts.

PURCHASE PAYMENT CREDIT FEATURE

     Each time you make a purchase payment, we will credit an additional 4% to that purchase payment. We refer to these amounts as purchase payment credits or the bonus. Purchase payment credits will be allocated in the same way as your purchase payment. An amount equal to the credits will be deducted if you make a withdrawal during the Free Look Period. After the Free Look Period ends, you will have a vested interest in the purchase payment credit amount. We will not deduct any earnings that result from the purchase payment credit at any time.

     Contract charges are deducted from contract value. Therefore, when we credit your contract with a purchase payment credit, your contract incurs expenses on the total contract value, which includes on the purchase payment credit amount. When you cancel your contract during the Free Look Period, you will forfeit your purchase payment credit. Since charges will have been assessed during the Free Look Period against the higher amount (that is, the purchase payment plus the credit amount), it is possible that upon surrender, particularly in a declining market, you will receive less money back than you would have if you had not received the purchase payment credit. We expect to profit from certain charges assessed under

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


the contract, including certain charges (i.e., the contingent deferred sales charge and the insurance charge) associated with the purchase payment credit. The purchase payment credit feature may not be available in your state.

ALLOCATION OF PURCHASE PAYMENTS

     When you purchase a contract, we will allocate your purchase payment as you direct to the fixed account (if available), and/or one or more of the investment portfolios you select. Currently, you can allocate money to as many as 15 investment portfolios at any one time including the fixed account. When you make additional purchase payments, we will allocate them in the same way as your first purchase payment, unless you tell us otherwise. Allocation percentages must be in whole numbers.

     Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. If you do not provide us all of the information needed, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract as of the business day they are received. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern standard time.

FREE LOOK

     If you change your mind about owning the contract, you can cancel it within 10 days after receiving it (or whatever longer time period is required in your state). When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. On the day we receive your request at our administrative office, we will return the value of your contract, less the purchase payment credits. In some states, we may be required to refund your purchase payment. If you have purchased the contract as an IRA, we are required to return your purchase payment if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state).

INVESTMENT OPTIONS

INVESTMENT PORTFOLIOS

     The contract offers 47 INVESTMENT PORTFOLIOS which are listed below. YOU CAN INVEST IN UP TO 15 INVESTMENT PORTFOLIOS AT ANY ONE TIME. Additional investment portfolios may be available in the future.

     You should read the prospectuses for these funds carefully. Copies of these prospectuses will be sent to you with your contract. If you would like a copy of the fund prospectuses, call us at: (800) 557-7043. See Appendix A which contains a summary of investment objectives and strategies for each portfolio.

     The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the portfolios have the same investment advisers.

     A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

CONSECO SERIES TRUST

    Managed by Conseco Capital Management, Inc.
    (Conseco Capital Management, Inc. is an affiliate of Conseco Variable)
       Conseco 20 Focus Portfolio
       Equity Portfolio
       Balanced Portfolio
       High Yield Portfolio
       Fixed Income Portfolio
       Government Securities Portfolio
       Money Market Portfolio

================================================================================


THE ALGER AMERICAN FUND
  Managed by Fred Alger Management, Inc.
    Alger American Growth Portfolio
    Alger American Leveraged AllCap Portfolio
    Alger American MidCap Growth Portfolio
    Alger American Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  Managed by American Century Investment Management, Inc.
    VP Income & Growth
    VP International
    VP Value

BERGER INSTITUTIONAL PRODUCTS TRUST
  Managed by Berger LLC (formerly, Berger
  Associates, Inc.)
    Berger IPT--Growth Fund
    Berger IPT--Growth and Income Fund
    Berger IPT--Small Company Growth Fund
    Berger IPT--New Generation Fund
  Managed by BBOI Worldwide LLC
    Berger/BIAM IPT--International Fund

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

  Managed by The Dreyfus Corporation (NCM Capital Management Group, Inc.-- sub-investment adviser)

DREYFUS STOCK INDEX FUND
  Managed by The Dreyfus Corporation
  (Mellon Equity Associates-index fund manager)

DREYFUS VARIABLE INVESTMENT FUND
  Managed by The Dreyfus Corporation
    Dreyfus VIF Disciplined Stock Portfolio
    Dreyfus VIF International Value Portfolio

FEDERATED INSURANCE SERIES
  Managed by Federated Investment Management Company
    Federated High Income Bond Fund II
    Federated Utility Fund II
  Managed by Federated Global Investment Management Corp.
    Federated International Equity Fund II

INVESCO VARIABLE INVESTMENT FUNDS, INC.
(NOT AVAILABLE  FOR NEW SALES AS OF MAY 1, 2000)
  Managed by INVESCO Funds Group, Inc.
    INVESCO VIF--High Yield Fund
    INVESCO VIF--Equity Income Fund

JANUS ASPEN SERIES
  Managed by Janus Capital Corporation
    Aggressive Growth Portfolio
    Growth Portfolio
    Worldwide Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
  Managed by Lazard Asset Management
    Lazard Retirement Equity Portfolio
    Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
  Managed by Lord, Abbett & Co.
    Growth & Income Portfolio

MITCHELL HUTCHINS SERIES TRUST
  Managed by Mitchell Hutchins Asset
  Management, Inc.
    Growth and Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Managed by Neuberger Berman
  Management Inc.
    Limited Maturity Bond Portfolio
    Partners Portfolio

RYDEX VARIABLE TRUST
  Managed by PADCO Advisors II, Inc.
    OTC Fund
    Nova Fund

SELIGMAN PORTFOLIOS, INC.
  Managed by J. & W. Seligman & Co. Incorporated
    Seligman Communications and Information Portfolio
    Seligman Global Technology Portfolio

STRONG OPPORTUNITY FUND II, INC.
  Advised by Strong Capital Management, Inc.
    Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.
  Advised by Strong Capital Management, Inc.
    Strong Mid Cap Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST
  Managed by Van Eck Associates Corporation
    Worldwide Bond Fund
    Worldwide Emerging Markets Fund
    Worldwide Hard Assets Fund
    Worldwide Real Estate Fund

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


     Shares of the investment portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain investment portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

     We may enter into certain arrangements under which we are reimbursed by the investment portfolios' advisers, distributors and/or affiliates for the administrative services which we provide to the portfolios.

THE FIXED ACCOUNT

You can invest in the fixed account. The fixed account offers an interest rate that is guaranteed to be no less than 3% annually. If you select the fixed account, your money will be placed with our other general account assets. The fixed account option may not be available in your state.

THE GENERAL ACCOUNT

     During the annuity period, if you elect a fixed annuity your annuity payments will be paid out of our general account. We guarantee a specified interest rate used in determining the payments. If you elect a fixed annuity, the payments you receive will remain level. Fixed annuity payments from our general account are only available during the annuity period.

VOTING RIGHTS

     We are the legal owner of the investment portfolio shares. However, when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. Should we determine that we are no longer required to follow this voting procedure, we will vote the shares ourselves.

SUBSTITUTION

     We may, in the interest of shareholders, deem it necessary to discontinue one or more of the investment portfolios or substitute one of the investment portfolios you have selected with another investment portfolio. We will notify you of our intent to do this. We will obtain prior approval from the Securities and Exchange Commission before any such change is made.

TRANSFERS

     You can transfer money among the fixed account and the investment portfolios. Currently, you can allocate money to up to 15 investment portfolios at any one time.

     TRANSFERS DURING THE ACCUMULATION PERIOD. You can make a transfer to or from the fixed account, and to or from any investment portfolio by providing us with a written request. The following apply to any transfer during the accumulation period:

     1. Currently, there are no limits on the number of transfers that can be made. However, if you make more than one transfer in a 30-day period, a transfer fee of $25 may be deducted.

     2. The minimum amount which you can transfer is $500 or your entire value in the investment portfolio. This requirement is waived if the transfer is pursuant to the dollar cost averaging or rebalancing programs, or made at the end of the Free Look Period.

     3. You must leave at least $500 in each investment portfolio after you make a transfer unless the entire amount is being transferred.

     4. Transfers out of the Fixed Account are limited to 20% of the value of your contract in the fixed account every 6 months. This requirement is waived if the transfer is pursuant to the dollar cost averaging program.

     5. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more owners is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other owners. A modification could be applied to transfers to, or from, one or more of the investment portfolios and could include, but is not limited to:

     a. the requirement of a minimum time period between each transfer;

     b. not accepting a transfer request from an agent acting under a power of attorney on behalf of more than one owner; or

     c. limiting the dollar amount that may be transferred between investment portfolios by an owner at any one time.

     6. We reserve the right, at any time, and without prior notice to any party, to terminate, suspend or modify the transfer privilege during the accumulation period.

================================================================================


     TRANSFERS DURING THE ANNUITY PERIOD. You can only make 2 transfers every contract year during the annuity period. The 2 transfers are free. The following also apply to any transfer during the annuity period:

     1. You can make transfers at least 30 days before the due date of the next annuity payment for which the transfer will apply.

     2. The minimum amount which you can transfer is $500 or your entire value in the investment portfolio.

     3. You must leave at least $500 in each investment portfolio after a transfer unless the entire amount is being transferred.

     4. No transfers can be made between the general account and the investment portfolios. You may only make transfers between the investment portfolios. 5. We reserve the right, at any time, and without prior notice to any party, to terminate, suspend or modify the transfer privilege during the annuity period.

     TELEPHONE/INTERNET TRANSFERS. You can elect to make transfers by telephone. You may also elect to make transfers over the internet. Internet transfers may not be available (check with your registered representative). Internet transfers are subject to our administrative rules and procedures. If you do not want the ability to make transfers by telephone or through the internet, you should notify us in writing. You can also authorize someone else to make transfers for you. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. All telephone calls will be recorded and the caller will be asked to produce personalized data about the owner before we will make the telephone transfer. Personalized data will also be required for internet transfers. We will send you a written confirmation of the transfer. If we fail to use such procedures we may be liable for any losses due to unauthorized or fraudulent instructions.

     This product is not designed for professional market timing organizations. We reserve the right to modify the transfer privileges described above.

DOLLAR COST AVERAGING PROGRAM

     The dollar cost averaging program allows you to systematically transfer a set amount either monthly, quarterly, semi-annually or annually from the Money Market Portfolio or the fixed account to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, this is not guaranteed.

     You must have at least $2,000 in the Money Market Portfolio or the fixed account in order to participate in the dollar cost averaging program.

     All dollar cost averaging transfers will be made on the first business day of the month. Dollar cost averaging must be for between 6-60 months. Dollar cost averaging will end when the value in the Money Market Portfolio or the fixed account is zero. We will notify you when that happens. You cannot cancel the dollar cost averaging program once it starts. A transfer request will not automatically terminate the program.

     If you participate in the dollar cost averaging program, the transfers made under the program are not taken into account in determining any transfer fee. There is no additional charge for this program. However, we reserve the right to charge for this program in the future. We reserve the right, at any time and without prior notice, to terminate, suspend or modify this program.

     Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Dollar cost averaging involves continuous investment in the selected investment portfolio(s) regardless of fluctuating price levels of the investment portfolio(s). You should consider your financial ability to continue the dollar cost averaging program through periods of fluctuating price levels.

REBALANCING PROGRAM

     Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $5,000, you can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our rebalancing program. The rebalancing program may also be available through the internet (check with your registered representative regarding availability). Rebalancing over the internet is subject to our administrative rules and procedures. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the date you selected. You must use whole percentages in 1% increments for rebalancing. There will be no rebalancing within the fixed

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


account. You can discontinue rebalancing at any time. You can change your rebalancing requests at any time in writing or through internet access which we must receive before the next rebalancing date. If you participate in the rebalancing program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the rebalancing program. We reserve the right, at any time and without prior notice, to terminate, suspend or modify this program.

EXAMPLE:

     Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Fixed Income Portfolio and 60% to be in the Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fixed Income Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Growth Portfolio to increase those holdings to 60%.

ASSET ALLOCATION PROGRAM

     We understand the importance to you of having advice from a financial adviser regarding your investments in the contract (asset allocation program). Certain investment advisers have made arrangements with us to make their services available to you. Conseco Variable has not made any independent investigation of these advisers and is not endorsing such programs. You may be required to enter into an advisory agreement with your investment adviser to have the fees paid out of your contract during the accumulation phase.

     Conseco Variable will, pursuant to an agreement with you, make a partial withdrawal from the value of your contract to pay for the services of the investment adviser. If the contract is non-qualified, the withdrawal will be treated like any other distribution and may be included in gross income for federal tax purposes. Further, if you are under age 59 1/2, it may be subject to a tax penalty. If the contract is qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. Additionally, any withdrawals for this purpose may be subject to a contingent deferred sales charge. You should consult a tax adviser regarding the tax treatment of the payment of investment adviser fees from your contract.

SWEEP PROGRAM

     You can elect to transfer (sweep) your earnings from the fixed account to the investment portfolios on a periodic and systematic basis.

EXPENSES

     There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE CHARGES

     Each day, we make a deduction for our insurance charges. The insurance charges do not apply to amounts allocated to the fixed account. The insurance charges, on an annual basis, are equal to 1.40% of the average daily value of the contract invested in an investment portfolio if you do not select either the guaranteed minimum death benefit or the guaranteed minimum income benefit.

     If, at the time of application, you select the guaranteed minimum death benefit, the insurance charges for your contract are equal to 1.70% on an annual basis. If, at the time of application, you select the guaranteed minimum death benefit and the guaranteed minimum income benefit, the insurance charges for your contract are equal to 2.00% on an annual basis. We may increase the insurance charges for your contract up to 1.90%, on an annual basis, if you select the guaranteed minimum death benefit. We may increase the insurance charges for your contract up to 2.40%, on an annual basis, if you select the guaranteed minimum death benefit and the guaranteed minimum income benefit.

     This charge is included in part of our calculation of the value of the accumulation units and the annuity units. The insurance charge is for all the insurance benefits, e.g., guarantee of annuity rates, the death benefit, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges are insufficient, then we will bear the loss. We do, however, expect to profit from this charge.

================================================================================


CONTRACT MAINTENANCE CHARGE

     During the accumulation period, every year on the anniversary of the date when your contract was issued, we deduct $30 from your contract as a contract maintenance charge. This charge is for certain..administrative expenses associated with the contract.

     No contract maintenance charge is deducted during the annuity period. We do not deduct the contract maintenance charge if the value of your contract is $50,000 or more on the contract anniversary. If you make a full withdrawal on other than a contract anniversary, and the value of your contract is less than $50,000, we will deduct the full contract maintenance charge at the time of the full withdrawal. If, when you begin to receive annuity payments, the annuity date is a different date than your contract anniversary we will deduct the full contract maintenance charge on the annuity date unless the contract value on the annuity date is $50,000 or more.

     The contract maintenance charge will be deducted first from the fixed account. If there is insufficient value in the fixed account, the fee will then be deducted from the investment portfolio with the largest balance.

CONTINGENT DEFERRED SALES CHARGE

     During the accumulation period, you can make withdrawals from your contract. A contingent deferred sales charge may be assessed against purchase payments withdrawn. We keep track of each purchase payment you make. Subject to the waivers discussed below, if you make a withdrawal and it has been less than the stated number of years since you made your purchase payment, we will assess a contingent deferred sales charge. The contingent deferred sales charge compensates us for expenses associated with selling the contract. The charge is as follows:

                     NO. OF CONTRACT YEARS     CONTINGENT
                     FROM RECEIPT OF         DEFERRED SALES
                     PURCHASE PAYMENT            CHARGE

                     --------------------------------------

                      0-1.............................. 8%
                      2................................ 8%
                      3................................ 8%
                      4................................ 8%
                      5................................ 7%
                      6................................ 6%
                      7................................ 5%
                      8................................ 3%
                      9................................ 1%
                      10 or more....................... 0%


     Each purchase payment has its own contingent deferred sales charge period. When you make a withdrawal, the charge is deducted first from purchase payments (oldest to newest), and then from earnings.

     For tax purposes, withdrawals are generally considered to have come from earnings first.

     FREE WITHDRAWALS. Once each contract year you can take money out of your contract, without the contingent deferred sales charge, of an amount equal to the greater of:

     o  10% of the value of your contract (on a non-cumulative basis);

     o the IRS minimum distribution requirement for this contract if it was issued as an individual retirement annuity; or

     o the total of your purchase payments that have been in the contract for more than 9 complete years.

     UNEMPLOYMENT BENEFIT. We will allow a one time free partial withdrawal of up to 50% of your contract value if:

     o  your contract has been in force for at least 1 year;

     o you provide us with a letter of determination from your state's Department of Labor indicating that you qualify for and have been receiving unemployment benefits for at least 60 consecutive days;

     o you were employed on a full time basis and working at least 30 hours per week on the date your contract was issued;

     o  your employment was involuntarily terminated by your employer; and

     o you certify to us that you are still unemployed when you make the withdrawal request.

     This benefit may not be available in your state.

REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

     We will reduce or eliminate the amount of the contingent deferred sales charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with us. We will not deduct a contingent deferred sales charge when a contract is issued to an officer, director or employee of our company or any of our affiliates. Any circumstances resulting

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H
                                                              INDIVIDUAL ANNUITY
================================================================================


in the reduction or elimination of the contingent deferred sales charge requires our prior approval. In no event will reduction or elimination of the contingent deferred sales charge be permitted where it would be unfairly discriminatory to any person.

TRANSFER FEE

     You can make one free transfer every 30 days during the accumulation period. If you make more than one transfer in a 30-day period, you may be charged a transfer fee of $25 per transfer. The two transfers permitted each year during the annuity period are free. We reserve the right to change the transfer fee.

     The transfer fee is deducted from the investment option that you transfer your funds from. If you transfer your entire interest from an investment option, the transfer fee is deducted from the amount transferred. If there are multiple investment options from which you transfer funds, the transfer fee will be deducted first from the fixed account, and then from the investment portfolio with the largest balance that is involved in the transfer.

     Transfers made at the end of the Free Look Period by us are not counted in determining the transfer fee. If the transfer is part of the dollar cost averaging or rebalancing program it will not count in determining the transfer fee. All reallocations made on the same date count as one transfer.

PREMIUM TAXES

     Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract for them. These taxes are due either when the contract is issued or when annuity payments begin. It is our current practice to deduct these taxes when either annuity payments begin, a death benefit is paid or upon partial or full surrender of the contract. We may in the future discontinue this practice and assess the charge when the tax is due. Premium taxes currently range from 0% to 3.5%, depending on the jurisdiction.

INCOME TAXES

     We will deduct from the contract any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

INVESTMENT PORTFOLIO EXPENSES

     There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fund prospectuses.

CONTRACT VALUE

     Your contract value is the sum of your interest in the various investment portfolios and our fixed account. Your interest in the investment portfolio(s) will vary depending upon the investment performance of the portfolios you choose. In order to keep track of your contract value in an investment portfolio, we use a unit of measure called an ACCUMULATION UNIT. During the annuity period of your contract we call the unit an ANNUITY UNIT. The value of your contract is affected by the investment performance of the portfolios, the expenses of the portfolios and the deduction of charges under the contract.

ACCUMULATION UNITS

     Initially, the accumulation unit value for each account was arbitrarily set. Every business day, we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the previous period by a factor for the current period. The factor is determined by:

     1. dividing the value of an investment portfolio share at the end of the current period (and any charges for taxes) by the value of an investment portfolio share for the previous period; and

     2. subtracting the daily amount of the insurance charges.

     The value of an accumulation unit may go up or down from business day to business day.

     When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated, including any purchase payment credit, to an investment portfolio by the value of the accumulation unit for that investment portfolio. When you make a withdrawal, we deduct accumulation units from your contract representing the withdrawal. We also deduct accumulation units when we deduct certain charges under the contract.

     We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day and then credit your contract.

================================================================================


EXAMPLE:

     On Wednesday, we receive an additional purchase payment of $4,000 from you and we credit your contract with the 4% purchase payment credit. You have told us you want this to go to the Equity Portfolio. When the New York Stock Exchange closes on that Wednesday, we determine that the value of an accumulation unit for the Equity Portfolio is $12.25. We then divide $4,160 ($4,000 purchase payment plus $160 credit) by $12.25 and credit your contract on Wednesday night with 339.59 accumulation units for the Equity Portfolio.

ACCESS TO YOUR MONEY

     You can have access to the money in your contract:

     o  by making a withdrawal (either a partial or a complete withdrawal);

     o  by electing to receive annuity payments; or

     o  when a death benefit is paid to your beneficiary.

     In general, withdrawals can only be made during the accumulation period.

     When you make a complete withdrawal, you will receive the value of the contract on the day you made the withdrawal, (i) less any applicable contingent deferred sales charge; (ii) less any contract maintenance charge; and (iii) less any applicable premium tax. This amount is the contract withdrawal value.

     You must tell us which account (investment portfolio(s), and/or the fixed account) you want the partial withdrawal to come from. Under most circumstances, the amount of any partial withdrawal from any investment portfolio, or the fixed account must be at least $500. We require that after a partial withdrawal is made, that at least $500 is left in at least one investment portfolio. If you do not have at least $500 in one investment portfolio, we reserve the right to terminate the contract and pay you the contract withdrawal value.

     Once we receive your written request for a withdrawal from an investment portfolio we will pay the amount of any withdrawal within 7 days.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

     The systematic withdrawal program allows you to choose to receive your automatic payments either monthly, quarterly, semi-annually or annually. You must have at least $5,000 in your contract to start the program. You can instruct us to withdraw a specific amount which can be a percentage of the value of your contract or a dollar amount. You can instruct us to withdraw a level dollar amount or percentage from specified investment options (largest account balance or on a pro-rata basis). If you do a reallocation and do not specify investment options, all systematic withdrawals will then default to a pro-rata basis. The systematic withdrawal program will end any time you designate or when the contract value is exhausted, whichever occurs first. If you make a partial withdrawal outside the program and the value of your contract is less than $5,000 the program will automatically terminate. We do not have any charge for this program, however, the withdrawal may be subject to a contingent deferred sales charge.

INCOME TAXES, TAX PENALTIES AND CERTAIN  RESTRICTIONS  (UNDER 403(B)  CONTRACTS,
SEE "TAXES--WITHDRAWALS--TAX-SHELTERED ANNUITIES") MAY APPLY TO SYSTEMATIC WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

     We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2. trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios;

     4. during any other period when the SEC, by order, so permits for the protection of owners.

     We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


DEATH BENEFIT

UPON YOUR DEATH DURING THE ACCUMULATION PERIOD

     If you, or your joint owner, die before annuity payments begin, we will pay a death benefit to your beneficiary. If you have a joint owner, the surviving joint owner will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD

     If death occurs prior to age 80, the amount of the death benefit will be the greater of:

     (1) the value of your contract as of the business day we receive proof of death and a payment election; or

     (2) the total purchase payments you have made, less any adjusted partial withdrawals and contingent deferred sales charges.

     If you are age 80 or over, the death benefit will be equal to the value of your contract.

     OPTIONAL GUARANTEED MINIMUM DEATH BENEFIT. For an extra charge, at the time you purchase the contract, you can choose the optional guaranteed minimum death benefit option. Under this option, if you die before age 80, the death benefit will be the greater of:

     (1) the total purchase payments you have made, less all partial withdrawals, contingent deferred sales charges and any applicable premium taxes;

     (2) the value of your contract as of the business day we receive proof of death and a payment election; or

     (3) the largest contract value on any contract anniversary before the owner or joint owner's death, less any adjusted partial withdrawals, and limited to no more than twice the amount of purchase payments paid less any adjusted partial withdrawals.

     Adjusted partial withdrawal means:

     o the amount of the partial withdrawal (including the applicable contingent deferred sales charges and premium taxes); multiplied by

     o the amount of the death benefit just before the partial withdrawal; divided by

     o  the value of your contract just before the partial withdrawal.

     If death occurs at age 80 or later, the death benefit will be the greater of: (1) the contract value as of the business day we receive proof of death and a payment election; or (2) the death benefit as of the last contract anniversary before your 80th birthday, less any adjusted partial withdrawal.

     If joint owners are named, the death benefit is determined based on the age of the oldest owner and is payable on the first death. If the owner is a non-natural person, the death of an annuitant will be treated as the death of the owner.

     THIS BENEFIT MAY NOT BE AVAILABLE IN YOUR STATE.

     The value of your contract for purposes of calculating any death benefit amount will be determined as of the business day we receive due proof of death and an election for the payment method (see below). After the death benefit amount is calculated, it will remain in the investment portfolios and/or the fixed account until distribution begins. Until we distribute the death benefit amount, the death benefit amount in the investment portfolios will be subject to investment risk.

PAYMENT OF THE DEATH BENEFIT DURING THE ACCUMULATION PERIOD

     Unless already selected by you, a beneficiary must elect the death benefit to be paid under one of the options described below in the event of your death during the accumulation period.

     OPTION 1--lump sum payment of the death benefit; or

     OPTION 2--the payment of the entire death benefit within 5 years of the date of death of the owner or any joint owner; or

     OPTION 3--payment of the death benefit under an annuity option over the lifetime of the beneficiary, or over a period not extending beyond the life expectancy of the beneficiary, with distribution beginning within 1 year of the date of your death or of any joint owner.

     Any portion of the death benefit not applied under Option 3 within 1 year of the date of your death, or that of a joint owner, must be distributed within 5 years of the date of death.

     Unless you have previously designated one of the payment options above, a beneficiary who is a spouse of the owner may elect to:

     o continue the contract in his or her own name at the then current contract value;

     o  elect a lump sum payment of the death benefit; or

     o  apply the death benefit to an annuity option.

     If a lump sum payment is requested, the amount will be paid within 7 days, unless the suspension of payments provision is in effect. Payment to the beneficiary, in any other form than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

DEATH OF CONTRACT OWNER DURING THE ANNUITY PERIOD

     If you or a joint owner, who is not the annuitant, dies during the annuity period, any remaining payments under the annuity option elected will continue to be made at least as rapidly as under the method of distribution in effect at the time of the owner's or joint owner's death. Upon the owner's death during the annuity period, the beneficiary becomes the owner. Upon the death of any Joint Owner during the annuity period, the surviving owner, if any, will be treated as the primary beneficiary.

DEATH OF ANNUITANT

     If the annuitant, who is not an owner or joint owner, dies during the accumulation period, you will automatically become the annuitant. You may designate a new annuitant subject to our approval. If the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

     Upon the death of the annuitant during the annuity period, the death benefit, if any, will be as provided for in the annuity option selected. The death benefit will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

ANNUITY PAYMENTS
(THE ANNUITY PERIOD)

     Under the contract you can receive regular income payments. We call these payments ANNUITY PAYMENTS. You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and cannot be any earlier than 90 days after we issue the contract. Annuity payments must begin by the earlier of the annuitant's 90th birthday or the maximum date allowed by law. To receive the guaranteed minimum income benefit, there are certain annuity date requirements (see below). The ANNUITANT is the person whose life we look to when we determine annuity payments. You can change the annuity date at any time prior to 30 days of the existing annuity date by providing us with a written request.

     You can also choose among income plans. We call those ANNUITY OPTIONS. You can elect an annuity option by providing us with a written request. You can change the annuity option any time before 30 days of the existing annuity date. If you do not choose an annuity option, we will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

     During the annuity period, you can choose to have payments come from the investment portfolios, the fixed account or both. If you do not tell us otherwise, your annuity payments will be based on the investment allocations in the investment portfolios and fixed account that were in place on the annuity date.

ANNUITY PAYMENT AMOUNT

     If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things:

     1) The value of your contract in the investment portfolio(s) on the annuity date;

     2) The 3% or 5% (as you selected) assumed investment rate used in the annuity table for the contract; and

     3) The performance of the investment portfolio(s) you selected.

     You can choose either a 3% or a 5% assumed investment rate. If the actual performance exceeds the 3% or 5% (as you selected) assumed investment rate, your annuity payments will increase. Similarly, if the actual rate is less than 3% or 5% (as you selected) your annuity payments will decrease.

     On the annuity date, the value of your contract, less any premium tax, less any contingent deferred sales charge, and less any contract maintenance charge will be applied under the annuity option you selected. If you select an annuity date that is on or after the 5th contract anniversary, and you choose an annuity option that has a life contingency for a minimum of 5 years, we will apply the value of your contract, less any premium tax and less any contract maintenance charge to the annuity option you elect.

     Annuity payments are made monthly unless you have less than $5,000 to apply toward a payment. In that case, we may make a single lump sum pay-

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


ment to you instead of annuity payments. Likewise, if your annuity payments would be less than $50 a month, we have the right to change the frequency of payments so that your annuity payments are at least $50.

     OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT. For an extra charge, you can elect the guaranteed minimum income benefit. YOU MAY NOT SELECT THIS BENEFIT UNLESS YOU ALSO SELECT THE OPTIONAL GUARANTEED MINIMUM DEATH BENEFIT.

     Under the guaranteed minimum income benefit, a guaranteed minimum amount will be applied to your annuity option to provide annuity payments. Prior to your 80th birthday, this amount is equal to:

     1) the largest contract value on any contract anniversary; less

     2) any adjusted partial withdrawals.

     This amount is limited to no more than twice the amount of purchase payments made less any adjusted partial withdrawals.

     Adjusted partial withdrawal is equal to the partial withdrawal amount, including the contingent deferred sales charge and any applicable premium taxes; multiplied by the amount of the guaranteed minimum income benefit just before the partial withdrawal; divided by the value of your contract just before the partial withdrawal.

     The guaranteed minimum income amount after your 80th birthday is equal to the greater of (1) the value of your contract, less any premium tax, less any contingent deferred sales charge, and less any contract maintenance charge; or
(2) the guaranteed minimum income benefit as of the last contract anniversary before your 80th birthday less any adjusted partial withdrawals.

     If you elect this benefit, the following limitations will apply:

     o You must choose either annuity option 2 or 4, unless otherwise agreed to by us. If you do not choose an annuity option, Annuity Option 2. Life Income With Period Certain, will be applied.

     o If you are age 50 or over on the date we issue the contract, the annuity date must be on or after the later of your 65th birthday, or the 7th contract anniversary.

     o If you are under age 50 on the date we issue your contract, the annuity date must be on or after the 15th contract anniversary.

     o The annuity date selected must occur within 30 days following a contract anniversary.

     o If there are joint owners, the age of the oldest owner will be used to determine the guaranteed minimum income benefit. If the contract is owned by a non-natural person, then owner will mean the annuitant for purposes of this benefit.

     On the annuity date, the initial income benefit will not be less than the guaranteed minimum income benefit base applied to the guaranteed annuity payment factors under the annuity option elected.

     THIS BENEFIT MAY NOT BE AVAILABLE IN YOUR STATE.

ANNUITY OPTIONS

     You can choose one of the following annuity options or any other annuity option which is acceptable to us. After annuity payments begin, you cannot change the annuity option.

     OPTION 1. INCOME FOR A SPECIFIED PERIOD. We will pay income for a specific number of years in equal installments. However, you may elect to receive a single lump sum payment which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

     OPTION 2. LIFE INCOME WITH PERIOD CERTAIN. We will make monthly annuity payments so long as the annuitant is alive and then for a specified period certain. If an annuitant, who is not the owner, dies before we have made all of the payments, we will continue to make the payments for the remainder of the guaranteed period to you. If you do not want to receive payments, you can request a single lump sum payment which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

     OPTION 3. INCOME OF SPECIFIED AMOUNT. We will pay income of a specified amount until the principal and interest are exhausted. However, you may elect to receive a single lump sum payment which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

     OPTION 4. JOINT AND SURVIVOR ANNUITY. We will make monthly annuity payments so long as the annuitant and a joint annuitant are both alive. The annuitant must be at least 50 years old, and the joint annuitant must be at least 45 years old at the time of the first payment.

================================================================================


TAXES

     NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

     Annuity contracts are a means of setting aside money for future needs, usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as TAX-DEFERRAL. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract -- qualified or non-qualified (see following sections).

     You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

     When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS

     If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an Individual Retirement Annuity (IRA), your contract is referred to as a NON-QUALIFIED CONTRACT.

     If you purchase the contract under a pension plan, specially sponsored program or an IRA, your contract is referred to as a QUALIFIED CONTRACT.

     A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

WITHDRAWALS--NON-QUALIFIED CONTRACTS

     If you make a withdrawal from your contract, the Code generally treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

     The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after you reach age 59 1/2;

     (2)  paid after you die;

     (3) paid if you become totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

     (5)  paid under an immediate annuity; or

     (6) which are allocable to purchase payments made prior to August 14, 1982.

WITHDRAWALS--QUALIFIED CONTRACTS

     If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

     The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after you reach age 59 1/2;

     (2)  paid after you die;

     (3) paid if you become totally disabled (as that term is defined in the Code);

     (4) paid to you after leaving your employment in a series of substantially equal periodic payments made annually (or more frequently) under a lifetime annuity;

     (5) paid to you after you have attained age 55 and you have left your employment;

     (6)  paid for certain allowable medical expenses (as defined in the Code);

     (7)  paid pursuant to a qualified domestic relations order;

     (8)  paid on account of an IRS levy upon the qualified contract;

     (9)  paid from an IRA for medical insurance (as defined in the Code);

     (10) paid from an IRA for qualified higher education expenses; or

     (11) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

     The exceptions in (5) and (7) above do not apply to IRAs. The exception in
(4) above applies to IRAs but without the requirement of leaving employment.

          We have provided a more complete discussion in the Statement of Additional Information.

WITHDRAWALS--TAX-SHELTERED ANNUITIES

     The Code limits the withdrawal of amounts attributable to purchase payments made by owners under a salary reduction agreement. Withdrawals can only be made when a contract owner:

     (1)  reaches age 59 1/2;

     (2)  leaves his or her job;

     (3)  dies;

     (4)  becomes disabled (as that term is defined in the Code);

     (5)  in the case of hardship; or

     (6) pursuant to a qualified domestic relations order, if otherwise permitted.

     However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings. You should consult your own tax adviser about your own circumstances.

DIVERSIFICATION

     The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the investment portfolios are being managed so as to comply with the requirements.

INVESTOR CONTROL

     Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent under federal tax law, owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios.

     Due to the uncertainty in this area, we reserve the right to modify the contract as reasonably deemed necessary to maintain favorable tax treatment.

PERFORMANCE

     We may periodically advertise performance of the annuity investment in the various investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges and the fees and expenses of the investment portfolio. It does not reflect the deduction of any applicable contract maintenance charge and contingent deferred sales charge. The deduction of any applicable contract maintenance charge and contingent deferred sales charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include standardized average annual total return figures which

================================================================================


reflect the deduction of the insurance charges, contract maintenance charge, contingent deferred sales charge and the fees and expenses of the investment portfolio. Any performance advertised will reflect the bonus credits applied to a contract.

     For periods starting prior to the date the contracts were first offered, the performance will be based on the historical performance of the corresponding portfolios, modified to reflect the charges and expenses of the contract as if the contract had been in existence during the period stated in the advertisement. These figures should not be interpreted to reflect actual historical performance.

     We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

OTHER INFORMATION

THE SEPARATE ACCOUNT

     We established a separate account, Conseco Variable Annuity Account H (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under Texas Insurance law on November 1, 1999. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

     The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

     The obligations under the contracts are obligations of Conseco Variable Insurance Company.

DISTRIBUTOR

     Conseco Equity Sales, Inc. (CES), 11815 N. Pennsylvania Street, Carmel, Indiana 46032, acts as the distributor of the contracts. CES, our affiliate, is registered as a broker-dealer under the Securities Exchange Act of 1934. CES is a member of the National Association of Securities Dealers, Inc.

     Commissions will be paid to broker-dealers who sell the contracts. Broker-dealer commissions may cost up to 8.50% of purchase payments and may include reimbursement of promotional or distribution expenses associated with the marketing of the contracts. We may, by agreement with the broker-dealer, pay commissions as a combination of a certain percentage amount at the time of sale and a trail commission. This combination may result in the broker-dealer receiving more commission over time than would be the case if it had elected to receive only a commission at the time of sale. The commission rate paid to the broker-dealer will depend upon the nature and level of services provided by the broker-dealer.

OWNERSHIP

     OWNER. You, as the OWNER of the contract, have all the rights under the contract. The owner is as designated at the time the contract is issued, unless changed. You can change the owner at any time. A change will automatically revoke any prior owner designation. The change request must be in writing.

     JOINT OWNER. The contract can be owned by JOINT OWNERS. Any joint owner must be the spouse of the other owner (except where not permitted under state law). Upon the death of either joint owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated in a written notice.

BENEFICIARY

     The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

ASSIGNMENT

     You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive the written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

     If the contract is issued pursuant to a qualified plan, there are limitations on your ability to assign the contract.

FINANCIAL STATEMENTS

     Our consolidated financial statements have been included in the Statement of Additional Informa-tion. There are no financial statements for the Separate Account because the Separate Account commenced operations on February 11, 2000.

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H

                                                              INDIVIDUAL ANNUITY
================================================================================


APPENDIX A -- PARTICIPATING INVESTMENT PORTFOLIOS

     Below is a summary of the investment objectives and strategies of each investment portfolio available under the contract. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

     The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each portfolio.

CONSECO SERIES TRUST

     Conseco Series Trust is managed by Conseco Capital Management, Inc. (CCM) which is an affiliate of Conseco Variable. Conseco Series Trust is a mutual fund with multiple portfolios. The following portfolios are available under the contract:

CONSECO 20 FOCUS PORTFOLIO

     The Conseco 20 Focus Portfolio seeks capital appreciation. Normally, the Portfolio will invest at least 65% of its assets in common stocks of companies that the Adviser believes have above-average growth prospects. The Portfolio is non-diversified and will normally concentrate its investments in a core position of approximately 20--30 common stocks.

EQUITY PORTFOLIO

     The Equity Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk. The portfolio will invest primarily in selected equity securities, including common stocks and other securities having the investment characteristics of common stocks, such as convertible securities and warrants.

BALANCED PORTFOLIO

     The Balanced Portfolio seeks a high total investment return, consistent with the preservation of capital and prudent investment risk. Normally, the portfolio invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed income securities, or cash equivalents.

HIGH YIELD PORTFOLIO

     The High Yield Portfolio seeks to provide a high level of current income with a secondary objective of capital appreciation. Normally, the adviser invests at least 65% of the Portfolio's assets in below investment grade securities (those rated BB+/Ba1 or lower by independent rating agencies).

FIXED INCOME PORTFOLIO

     The Fixed Income Portfolio seeks the highest level of income consistent with preservation of capital. The portfolio invests primarily in investment grade debt securities.

GOVERNMENT SECURITIES PORTFOLIO

     The Government Securities Portfolio seeks safety of capital, liquidity and current income. The portfolio will invest primarily in securities issued by the U.S. government or an agency or instrumentality of the U.S. government.

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks current income consistent with stability of capital and liquidity. The portfolio may invest in U.S. government securities, bank obligations, commercial paper obligations, short-term corporate debt securities and municipal obligations.

THE ALGER AMERICAN FUND

     The Alger American Fund is a mutual fund with multiple portfolios. The manager of the fund is Fred Alger Management, Inc. The following portfolios are available under the contract:

ALGER AMERICAN GROWTH PORTFOLIO

     The Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

     The Alger American Leveraged AllCap Portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can borrow money in amounts of up to one-third of its total assets to buy additional securities.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

     The Alger American MidCap Growth Portfolio seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of compa-

================================================================================


nies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     American Century Variable Portfolios, Inc. is a mutual fund with multiple portfolios. The fund's investment adviser is American Century Investment Management, Inc. The following portfolios are available under the contract:

VP INCOME & GROWTH FUND

     The VP Income & Growth Fund seeks dividend growth, current income and capital appreciation by investing in common stocks. The fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology.

VP INTERNATIONAL FUND

     The VP International Fund seeks capital growth. The fund managers use a growth investment strategy developed by American Century to invest in stocks of companies that they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth. Interna-tional investment involves special risk considera- tions. These include economic and political conditions, expected inflation rates and currency fluctuations.

VP VALUE FUND

     The VP Value Fund seeks long-term capital growth. Income is a secondary objective. In selecting stocks for the VP Value Fund, the fund managers look for stocks of medium to large companies that they believe are undervalued at the time of purchase.

BERGER INSTITUTIONAL PRODUCTS TRUST

     Berger Institutional Products Trust is a mutual fund with multiple portfolios. Berger LLC (formerly, Berger Associates, Inc.) is the investment advisor for the Berger IPT--Growth Fund, the Berger IPT--Growth and Income Fund, the Berger IPT--Small Company Growth Fund and the Berger IPT--New Generation Fund. BBOI Worldwide LLC, a joint venture between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited (BIAM), is the investment advisor for the Berger/BIAM IPT--International Fund. BBOI Worldwide LLC has delegated daily management of the Fund to BIAM. Berger LLC and BIAM have entered into an agreement to dissolve BBOI Worldwide LLC. The dissolution of BBOI Worldwide LLC will have no effect on the investment advisory services provided to the Fund. Contingent upon shareholder approval, when BBOI Worldwide LLC is dissolved, Berger LLC will become the Fund's advisor and BIAM will continue to be responsible for day-to-day management of the Fund's portfolio as sub-advisor. If approved by shareholders, these advisory changes are expected to take place in the first half of this year. The following portfolios are available under the contract:

BERGER IPT--GROWTH FUND
(FORMERLY, BERGER IPT-100 FUND)

     The Berger IPT-Growth Fund aims for long-term capital appreciation. In pursuing that goal, the fund primarily invests in the common stocks of established companies with the potential for strong earnings growth.

BERGER IPT--GROWTH AND INCOME FUND

     The Berger IPT--Growth and Income Fund aims for capital appreciation and has a secondary goal of investing in securities that produce current income for the portfolio. In pursuing these goals, the fund primarily invests in the securities of well-established, growing companies.

BERGER IPT--SMALL COMPANY GROWTH FUND

     The Berger IPT--Small Company Growth Fund aims for capital appreciation. In pursuing that goal, the fund primarily invests in the common stocks of small companies with the potential for rapid earnings growth.

BERGER IPT--NEW GENERATION FUND

     The Berger IPT--New Generation Fund seeks capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies believed to have the potential to change the direction or dynamics of the industries in which

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H
                                                              INDIVIDUAL ANNUITY
================================================================================


they operate or significantly influence the way businesses or consumers conduct their affairs.

BERGER/BIAM IPT--INTERNATIONAL FUND

     The Berger/BIAM IPT--International Fund aims for long-term capital appreciation. In pursuing that goal, the fund primarily invests in a portfolio consisting of common stocks of well-established foreign companies.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Socially Responsible Growth Fund, Inc. is a mutual fund. The investment adviser for the fund is The Dreyfus Corporation.

     The Dreyfus Socially Responsible Growth Fund, Inc. seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS STOCK INDEX FUND

     The Dreyfus Stock Index Fund is a mutual fund. The investment adviser for the fund is The Dreyfus Corporation.

     The Dreyfus Stock Index Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The investment adviser for the portfolios is The Dreyfus Corporation. The following portfolios are available under the contract:

DREYFUS VIF DISCIPLINED STOCK PORTFOLIO

The Dreyfus VIF Disciplined Stock Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the portfolio invests in a blended portfolio of growth and value stocks chosen through a disciplined investment process.

DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO

     The Dreyfus VIF International Value Portfolio seeks long-term capital growth. To pursue this goal, the portfolio ordinarily invests most of its assets in equity securities of foreign issuers which Dreyfus considers to be "value" companies.

FEDERATED INSURANCE SERIES

     Federated Insurance Series is a mutual fund with multiple portfolios. Federated Investment Management Company is the adviser to the Federated High Income Bond Fund II and the Federated Utility Fund II and Federated Global Investment Management Corp. is the adviser to the Federated International Equity Fund II. The following portfolios are available under the contract:

FEDERATED HIGH INCOME BOND FUND II

     The Federated High Income Bond Fund II's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fund pursues its investment objective by investing in a diversified portfolio of high-yield, lower-rated corporate bonds.

FEDERATED UTILITY FUND II

     The Federated Utility Fund II's investment objective is to achieve high current income and moderate capital appreciation. The fund pursues its investment objective by investing under normal market conditions, at least 65% of its assets in equity securities (including convertible securities) of companies that derive at least 50% of their revenues from the provision of electricity, gas and telecommunications related services.

FEDERATED INTERNATIONAL EQUITY FUND II

     The Federated International Equity Fund II's investment objective is to obtain a total return on its assets. The fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
(NOT AVAILABLE FOR NEW SALES AS OF MAY 1, 2000)

     INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment adviser for the

================================================================================


Fund. The following portfolios are available under the contract:

INVESCO VIF--EQUITY INCOME FUND

     The INVESCO VIF--Equity Income Fund's primary goal is high current income, with growth of capital as a secondary objective. The fund normally invests at least 65% of its assets in dividend-paying common and preferred stocks, although in recent years that percentage has been somewhat higher.

INVESCO VIF--HIGH YIELD FUND

     The INVESCO VIF--High Yield Fund seeks to provide a high level of current income, with growth of capital as a secondary objective. It invests substantially all of its assets in lower-rated debt securities, commonly called "junk bonds" and preferred stock, including securities issued by foreign companies.

JANUS ASPEN SERIES

     Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Corporation is the investment adviser to the fund. The following portfolios are available under the contract:

AGGRESSIVE GROWTH PORTFOLIO

     The Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

GROWTH PORTFOLIO

     The Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

WORLDWIDE GROWTH PORTFOLIO

     The Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Manage-ment serves as the investment manager of the portfolios. The investment manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the SEC. The following portfolios are available under the contract:

LAZARD RETIREMENT EQUITY PORTFOLIO

     The Lazard Retirement Equity Portfolio seeks long-term capital appreciation. The portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies (those whose total market value is more than $1 billion) that the investment manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT SMALL CAP PORTFOLIO

     The Lazard Retirement Small Cap Portfolio seeks long-term capital appreciation. The portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the investment manager believes are undervalued based on their earnings, cash flow or asset values.

LORD ABBETT SERIES FUND, INC.

     Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. The fund's investment adviser is Lord, Abbett & Co. The following portfolio is available under the contract:

GROWTH & INCOME PORTFOLIO

     The Growth & Income Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

MITCHELL HUTCHINS SERIES TRUST

     Mitchell Hutchins Series Trust is a mutual fund with multiple portfolios. Mitchell Hutchins Asset Management Inc. is the investment adviser of the fund. The following portfolio is available under the contract:

GROWTH AND INCOME PORTFOLIO

     The Growth and Income Portfolio's investment objective is current income and capital growth. The portfolio invests primarily in dividend-paying stocks of companies that its investment adviser believes have potential for rapid earnings growth.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     Neuberger Berman Advisers Management Trust is a mutual fund with multiple portfolios. Neuberg-

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2000 ACCOUNT H
                                                              INDIVIDUAL ANNUITY
================================================================================


er Berman Management Inc. is the investment adviser. The following portfolios are available under the contract:

LIMITED MATURITY BOND PORTFOLIO

     The Limited Maturity Bond Portfolio seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities.

PARTNERS PORTFOLIO

     The Partners Portfolio seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The managers look for well-managed companies whose stock prices are believed to be undervalued.

RYDEX VARIABLE TRUST

     Rydex Variable Trust is a mutual fund with multiple portfolios which are managed by PADCO Advisors II, Inc. The following portfolios are available under the contract:

OTC FUND

     The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 IndexTM. The Fund invests principally in securities of companies included in the NASDAQ 100 IndexTM. It also may invest in other instruments whose performance is expected to correspond to that of the Index, and may engage in futures and options transactions.

NOVA FUND

     The Nova Fund seeks to provide investment returns that correspond to 150% of the daily performance of the Standard & Poor's 500 Composite Stock Price Index. Unlike traditional index funds, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on: securities, futures contracts and stock indexes. On a day-to-day basis, the Fund holds U.S. government securities to collateralize these futures and options contracts.

SELIGMAN PORTFOLIOS, INC.

     Seligman Portfolios, Inc. is a mutual fund with multiple portfolios which are managed by J. & W. Seligman & Co. Incorporated. The following portfolios are available under the contract:

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

     The Seligman Communications and Information Portfolio seeks capital gain. The Portfolio invests at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries. The Portfolio may invest in companies of any size.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

     The Seligman Global Technology Portfolio seeks long-term capital appreciation. The Portfolio generally invests at least 65% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. The Portfolio may invest in companies of any size.

STRONG OPPORTUNITY FUND II, INC.

     Strong Opportunity Fund II, Inc. is a mutual fund. Strong Capital Management, Inc. is the investment advisor for the fund. The following portfolio is available under the contract:

OPPORTUNITY FUND II

     The Opportunity Fund II seeks capital growth. The fund invests primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects.

STRONG VARIABLE INSURANCE FUNDS, INC.

     Strong Variable Insurance Funds, Inc. is a mutual fund. Strong Capital Management, Inc. is the investment advisor for the fund. The following portfolio is available under the contract:

MID-CAP GROWTH FUND II

     The Mid-Cap Growth Fund II seeks capital appreciation. The fund invests at least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for accelerating growth of earnings, cash flow, or asset value.

================================================================================


VAN ECK WORLDWIDE INSURANCE TRUST

     Van Eck Worldwide Insurance Trust is a mutual fund with multiple portfolios. Van Eck Associates Corporation serves as investment adviser to the funds. The following portfolios are available under the contract:

WORLDWIDE BOND FUND

     The Worldwide Bond Fund seeks high total return income plus capital appreciation by investing globally, primarily in a variety of debt securities. The fund's long-term assets will consist of debt securities rated B or better by Standard & Poor's or Moody's Investors' Service.

WORLDWIDE EMERGING MARKETS FUND

     The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing in equity securities in emerging markets around the world. The fund emphasizes investment in countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth.

WORLDWIDE HARD ASSETS FUND

     The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

WORLDWIDE REAL ESTATE FUND

     The Worldwide Real Estate Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

================================================================================


TABLE OF CONTENTS OF THE STATEMENT OF
ADDITIONAL INFORMATION

Company

Independent Accountants

Legal Opinions

Distribution

Reduction or Elimination of Contingent Deferred

Sales Charge

Calculation of Performance Information

Federal Tax Status

Annuity Provisions

Financial Statements

--------------------------------------------------------------------------------

     If you would like a free copy of the Statement of Additional Information dated May 1, 2000 for this Prospectus, please complete this form, detach, and mail to:

                       Conseco Variable Insurance Company
                              Administrative Office
                          11815 N. Pennsylvania Street
                              Carmel, Indiana 46032

Gentlemen:

Please send me a free copy of the Statement of Additional Information for the Conseco Variable Annuity Account H fixed and variable annuity at the following address:

          Name:
               ----------------------------------------------------
          Mailing Address:
                          -----------------------------------------

          ---------------------------------------------------------
                                   Sincerely,

                   -------------------------------------------
                                   (Signature)
--------------------------------------------------------------------------------

                       Conseco Variable Insurance Company
                          11815 N. Pennsylvania Street
                              Carmel, Indiana 46032

(C) 2000, Conseco Variable Insurance Company

                                                                  [LOGO OMITTED]
                                                                      CONSECO(R)
                                                                    Step up.(SM)


                               ANNUITIES ARE NOT FDIC INSURED. ANNUITIES ARE NOT
                         OBLIGATIONS OF ANY BANK. THE FINANCIAL INSTITUTION DOES
                            NOT GUARANTEE PERFORMANCE BY THE INSURER ISSUING THE
                                 ANNUITY, NOR IS IT INSURED BY THE FDIC, NCUSIF,
                                                    OR ANY OTHER FEDERAL ENTITY.


                                                   [NO FDIC LOGO] [NO BANK LOGO]

             CONSECO EQUITY SALES, INC., IS A BROKER-DEALER FOR CONSECO VARIABLE INSURANCE COMPANY. CONSECO EQUITY SALES IS THE PRINCIPAL UNDERWRITER OF
           VARIABLE ANNUITY PRODUCTS, AND THE SECURITIES WITHIN, THAT ARE ISSUED THROUGH CONSECO VARIABLE INSURANCE COMPANY. BOTH COMPANIES ARE SUBSIDIARIES
            OF CONSECO, INC., A FINANCIAL SERVICES ORGANIZATION HEADQUARTERED IN CARMEL, INDIANA. CONSECO, THROUGH ITS SUBSIDIARY COMPANIES, HELPS 13
                      MILLION CUSTOMERS STEP UP TO A BETTER, MORE SECURE FUTURE.

                           CONSECO EQUITY SALES , INC., IS A MEMBER OF THE NASD.

                                              CONSECO VARIABLE INSURANCE COMPANY
                                                    11815 N. Pennsylvania Street
                                                                Carmel, IN 46032

                                                             CV205 (03/00) 08445
                                     (C) 2000 Conseco Variable Insurance Company



                                                                     CONSECO.COM

              CONSECO, THE OFFICIAL FINANCIAL SERVICES PROVIDER OF [NASCAR LOGO]



[LOGO: INSURANCE MARKETPLACE STANDARDS ASSOCIATION]

[LOGO: RETIRE ON YOUR TERMS VARIABLE ANNUITIES]

                       STATEMENT OF ADDITIONAL INFORMATION

                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACTS

                                    issued by

                       CONSECO VARIABLE ANNUITY ACCOUNT H

                                       and

                       CONSECO VARIABLE INSURANCE COMPANY

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2000, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACTS WHICH ARE DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL US AT (800) 342-6307 OR WRITE US AT OUR ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2000.

                                TABLE OF CONTENTS

                                                                         PAGE

COMPANY ...............................................................     1
INDEPENDENT ACCOUNTANTS ...............................................     1
LEGAL OPINIONS ........................................................     1
DISTRIBUTION ..........................................................     1
 Reduction or Elimination of the Contingent Deferred Sales Charge .....     1
CALCULATION OF PERFORMANCE INFORMATION ................................     2
 Total Return .........................................................     2
 Performance Information ..............................................     2
 Historical Unit Values ...............................................     8
 Reporting Agencies ...................................................     8
FEDERAL TAX STATUS                                                          9
 General ..............................................................     9
 Diversification ......................................................    10
 Multiple Contracts ...................................................    11
 Partial 1035 Exchanges ...............................................    11
 Contracts Owned by Other than Natural Persons ........................    11
 Tax Treatment of Assignments .........................................    11
 Death Benefits .......................................................    12
 Income Tax Withholding ...............................................    12
 Tax Treatment of Withdrawals-- Non-Qualified Contracts ...............    12
 Qualified Plans ......................................................    12
 Roth IRAs ............................................................    14
 Tax Treatment of Withdrawals-- Qualified Contracts ...................    15
 Tax-Sheltered Annuities-- Withdrawal Limitations .....................    16
 Mandatory Distributions-- Qualified Plans ............................    16
ANNUITY PROVISIONS ....................................................    17
 Variable Annuity Payout ..............................................    17
 Annuity Unit .........................................................    17
 Fixed Annuity Payout .................................................    17
FINANCIAL STATEMENTS ..................................................    18

                                     COMPANY

Information regarding Conseco Variable Insurance Company ("Company" or "Conseco Variable") is contained in the prospectus. On October 7, 1998, the Company changed its name from Great American Reserve Insurance Company to its present name.

                             INDEPENDENT ACCOUNTANTS

The financial statements of Conseco Variable as of December 31, 1999 and 1998, and for the years ended December 31, 1999, 1998 and 1997, included in this statement of additional information, have been audited by PricewaterhouseCoopers LLP, 2900 One American Square, Indianapolis, Indiana 46282, independent accountants, as set forth in their report appearing therein.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts described in the prospectus.

                                  DISTRIBUTION

Conseco Equity Sales, Inc., an affiliate of the Company, acts as the distributor. The offering is on a continuous basis.

REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

The amount of the Contingent Deferred Sales Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses.

The entitlement to reduction of the Contingent Deferred Sales Charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Contingent Deferred Sales Charge.

The Contingent Deferred Sales Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Contingent Deferred Sales Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                     CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, we may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include standardized average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the Insurance Charge and the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Contingent Deferred Sales Charges.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Contract Maintenance Charge and Contingent Deferred Sales Charge. The deduction of any Contract Maintenance Charge and Contingent Deferred Sales Charge would reduce any percentage increase or make greater any percentage decrease.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Contingent Deferred Sales Charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                        n
                                  P (1+T) = ERV

   Where:

         P   =     a hypothetical initial payment of $1,000
         T   =     average annual total return
         n   =     number of years
         ERV =     ending  redeemable  value at the end of the time periods
used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

PERFORMANCE INFORMATION

The Contracts and the Separate Account are new and therefore do not have a meaningful investment performance history. However, certain corresponding Portfolios have been in existence for some time and consequently have investment performance history. In order to demonstrate how the actual investment experience of the Portfolios affects Accumulation Unit values, the Company has developed performance information. The information is based upon the historical experience of the Portfolios and is for the periods shown.

Future performance of the portfolios will vary and the results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The performance of the portfolios is calculated for a specified period of time by assuming an initial purchase payment of $1,000 allocated to the portfolio. The percentage increases (decreases) are determined by subtracting the initial purchase payment from the ending value and dividing the remainder by the beginning value. The performance may also show figures when no withdrawal is assumed.

The following charts reflect performance information for the periods shown. The performance information reflects performance commencing from the inception date of the underlying portfolio (which date may precede the inception date that the Separate Account first invested in the underlying portfolio). Column A is average annual total return which reflects the deduction of the insurance charges, contract maintenance charge, contingent deferred sales charge and the fees and expenses of the portfolios. Column B reflects the deduction of the insurance charges and the fees and expenses of the portfolios.

Chart 1 is for the standard contracts; Chart 2 is for contracts with the guaranteed minimum death benefit; and Chart 3 is for contracts with the guaranteed minimum death benefit and guaranteed minimum income benefit.

Performance is not shown for the Conseco 20 Focus Portfolio, the High Yield Portfolio and the Berger IPT -- New Generation Fund because the Portfolios commenced operations on May 1, 2000.

Performance shown for the Seligman Communications and Information Portfolio and the Seligman Global Technology Portfolio does not reflect the 12b-1 fees these portfolios will incur beginning May 1, 2000. The imposition of 12b-1 fees will reduce future performance.

TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 1999:

                                                                       COLUMN A                              COLUMN B
                                                    PORTFOLIO                          10 YRS/                           10 YRS/
                                                    INCEPTION                           SINCE                             SINCE
                                                      DATE    1 YR     3 YRS   5 YRS  INCEPTION  1 YR   3 YRS   5 YRS   INCEPTION
                                                   ---------- -----    -----   -----  ---------  -----  -----   -----  ----------
CONSECO SERIES TRUST
Balanced Portfolio .............................   07/25/94    18.59%   14.61%  15.01%  14.77%  29.04%  17.91%  16.74%   16.14%
Equity Portfolio ...............................   07/25/94    35.30%   21.90%  22.05%  22.14%  47.20%  25.42%  23.88%   23.60%
Fixed Income Portfolio .........................   07/25/94    (9.74%)   0.92%   3.66%   4.93%  (1.77%)  3.84%   5.23%    6.18%
Government Securities Portfolio ................   07/25/94   (11.62%)  (0.84%)  1.30%   1.35%  (3.82%)  2.03%   2.83%    2.56%
Money Market Portfolio .........................   07/25/94    (4.95%)  (0.79%) (0.57%) (0.34%)  3.43%   2.08%   0.94%    0.86%

THE ALGER AMERICAN FUND
Alger American Growth Portfolio ................   12/31/89    21.20%   30.12%  27.22%  23.23%  31.89%  33.86%  29.14%   23.27%
Alger American Leveraged AllCap Portfolio ......   01/24/95    61.38%   43.88%   N/A    42.41%  75.59%  48.01%   N/A     44.60%
Alger American MidCap Growth Portfolio .........   04/30/93    19.49%   19.78%  22.44%  23.94%  30.02%  23.23%  24.28%   24.94%
Alger American Small Capitalization Portfolio ..   12/31/89    29.98%   17.74%  19.35%  18.28%  41.43%  21.14%  21.15%   18.32%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth .............................   02/06/98     6.95%    N/A     N/A    14.92%  16.38%    N/A    N/A     20.30%
VP International ...............................   05/02/94    48.19%   26.65%  20.81%  20.84%  61.77%  30.57%  22.87%   22.41%
VP Value .......................................   05/01/96   (10.55%)   5.06%   N/A    14.17%  (2.23%)  8.39%   N/A     17.08%

                                                                        COLUMN A                            COLUMN B
                                                    PORTFOLIO                         10 YRS/                             10 YRS/
                                                    INCEPTION                          SINCE                               SINCE
                                                      DATE    1 YR    3 YRS    5 YRS  INCEPTION     1 YR   3 YRS   5 YRS  INCEPTION
                                                   ---------- -----   -----    -----  ----------   ----    -----   -----  ---------
BERGER INSTITUTIONAL PRODUCTS TRUST
Berger IPT--Growth Fund ........................   05/01/96   35.16%  20.39%   N/A      17.86%     47.06%  23.86%   N/A     20.68%
Berger IPT--Growth and Income Fund .............   05/01/96   44.15%  29.84%   N/A      27.94%     56.84%  33.58%   N/A     30.98%
Berger IPT--Small Company Growth Fund ..........   05/01/96   73.55%  27.92%   N/A      22.48%     88.79%  31.60%   N/A     25.40%
Berger/BIAM IPT--International Fund ............   04/30/97   19.10%   N/A     N/A      10.64%     29.58%   N/A     N/A     14.23%

THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC. ..............................   10/07/93   17.89%  24.04%  25.31%    23.74%     28.27%  27.61%  27.20%   24.83%

DREYFUS STOCK INDEX FUND .......................   12/31/89    9.29%  22.06%  24.52%    18.51%     18.93%  25.57%  26.39%   18.55%

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus VIF Disciplined Stock Portfolio ........   04/30/96    7.39%  17.48%   N/A      19.21%     16.85%  20.86%   N/A     22.03%
Dreyfus VIF International Value Portfolio ......   05/01/96   15.90%   8.56%   N/A       7.64%     26.10%  11.69%   N/A     10.22%

FEDERATED INSURANCE SERIES
Federated High Income Bond Fund II .............   03/01/94   (7.29%)  1.64%   7.43%     5.79%      0.88%   4.58%   9.06%    6.99%
Federated Utility Fund II ......................   02/10/94   (7.85%)  8.97%  12.16%    11.31%      0.28%  12.11%  13.86%   12.54%
Federated International Equity Fund II .........   05/08/95   67.59%  31.25%   N/A      22.35%     82.32%  35.02%   N/A     24.34%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF--High Yield Fund ...................   12/15/93   (0.96%)  3.29%   5.13%     7.45%      7.77%   6.27%   6.73%    8.61%
INVESCO VIF--Equity Income Fund ................   12/15/93    4.16%  12.10%  14.66%    16.07%     13.34%  15.33%  16.39%   17.31%

JANUS ASPEN SERIES
Aggressive Growth Portfolio ....................   09/13/93  104.31%  44.48%  32.66%    34.61%    122.28%  48.64%  34.67%   35.75%
Growth Portfolio ...............................   09/13/93   30.49%  28.48%  26.49%    24.92%     41.98%  32.18%  28.40%   25.98%
Worldwide Growth Portfolio .....................   09/13/93   49.06%  31.83%  30.11%    27.43%     62.17%  35.62%  32.07%   28.51%

LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Equity Portfolio .............   01/30/98   (2.41%)  N/A     N/A       3.53%      6.66%    N/A    N/A      8.42%
Lazard Retirement Small Cap Portfolio ..........   11/04/97   (4.73%)  N/A     N/A      (5.19%)     3.67%    N/A    N/A     (1.26%)

LORD ABBETT SERIES FUND, INC.
Growth & Income Portfolio ......................   12/31/89    5.36%  12.98%  17.20%    14.58%     15.12%  16.51%  19.17%   14.75%

MITCHELL HUTCHINS SERIES TRUST
Growth and Income Portfolio ....................   02/06/98   (0.01%)  N/A     N/A       5.50%      8.80%   N/A     N/A     10.46%

NEUBERGER BERMAN ADVISERS
MANAGEMENT TRUST
Limited Maturity Bond Portfolio ................   12/31/89   (8.04%)  0.00%   2.75%     4.68%      0.07%   2.89%   4.32%    4.73%
Partners Portfolio .............................   03/22/94   (2.70%)  9.10%  17.87%    16.56%      5.88%  12.25%  19.64%   17.86%

RYDEX VARIABLE TRUST
OTC Fund .......................................   10/25/96   82.03%  51.70%   N/A      48.26%     98.07%  56.03%   N/A     52.34%
Nova Fund ......................................   10/25/96   11.11%  19.72%   N/A      18.47%     20.90%  23.14%   N/A     21.70%

SELIGMAN PORTFOLIOS, INC.
Seligman Communications and Information Portfolio  10/13/94   38.59%  16.24%  16.79%    17.34%     50.80%  19.60%   18.54%  18.81%
Seligman Global Technology Portfolio ...........   05/02/96   77.10%  32.23%   N/A      27.17%     92.68%  36.04%   N/A     30.20%

                                                                      COLUMN A                             COLUMN B
                                                 PORTFOLIO                          10 YRS/                              10 YRS/
                                                 INCEPTION                           SINCE                                SINCE
                                                   DATE    1 YR     3 YRS   5 YRS   INCEPTION     1 YR   3 YRS    5 YRS  INCEPTION
                                                ---------- -----    -----   -----   ----------   ----    -----    -----  ---------
STRONG OPPORTUNITY FUND II, INC.
Opportunity Fund II .........................  05/08/92   22.27%    19.27%  20.06%    19.27%    33.03%    22.70%   21.87%    19.78%

STRONG VARIABLE INSURANCE FUNDS, INC.
Strong MidCap Growth Fund II ................  12/31/96   72.10%    39.91%   N/A      39.91%    87.24%    43.90%    N/A      43.90%

VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund .........................  12/31/89  (16.48%)   (2.01%)  2.31%     7.33%    (9.10%)    0.82%    3.86%     7.36%
Worldwide Emerging Markets Fund .............  12/27/95   81.04%     0.70%   N/A       6.20%    97.51%     3.94%    N/A       8.69%
Worldwide Hard Assets Fund ..................  12/31/89    9.28%   (15.78%) (5.01%)    2.78%    19.32%   (13.01%)  (3.31%)    3.00%
Worldwide Real Estate Fund ..................  02/06/98  (11.59%)     N/A     N/A    (12.96%)   (3.38%)     N/A      N/A     (8.58%)


TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 1999:

                                                                      COLUMN A                             COLUMN B
                                                 PORTFOLIO                          10 YRS/                              10 YRS/
                                                 INCEPTION                           SINCE                                SINCE
                                                   DATE    1 YR     3 YRS   5 YRS   INCEPTION     1 YR   3 YRS    5 YRS  INCEPTION
                                                ---------- -----    -----   -----   ----------   ----    -----    -----  ---------
CONSECO SERIES TRUST
Balanced Portfolio .........................  07/25/94    18.24%   14.09%  14.66%   14.42%      28.65%   17.39%   16.35%   15.75%
Equity Portfolio ...........................  07/25/94    34.89%   21.36%  21.64%   21.73%      46.76%   24.86%   23.44%   23.16%
Fixed Income Portfolio .....................  07/25/94   (10.01%)   0.47%   3.09%    4.34%      (2.07%)   3.38%    4.65%    5.59%
Government Securities Portfolio ............  07/25/94   (11.89%)  (1.11%)  1.03%    1.08%      (4.11%)   1.74%    2.54%    2.27%
Money Market Portfolio .....................  07/25/94    (5.28%)  (1.12%) (0.90%)  (0.67%)      3.08%    1.73%    0.59%    2.50%

THE ALGER AMERICAN FUND
Alger American Growth Portfolio ............  12/31/89    20.34%   29.26%  26.61%   22.45%       31.49%  33.26%   28.73%   22.65%
Alger American Leveraged AllCap
  Portfolio ................................  01/24/95    60.90%   43.19%   N/A     41.98%       75.06%  47.31%    N/A     44.16%
Alger American MidCap Growth Portfolio .....  04/30/93    19.13%   19.42%  22.17%   23.56%       29.63%  22.84%   24.01%   24.57%
Alger American Small Capitalization
  Portfolio ................................  12/31/89    29.60%   17.22%  18.78%   17.58%       41.00%  20.60%   20.57%   17.62%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth .........................  02/06/98     6.63%    N/A     N/A     14.57%        16.0%    N/A      N/A    19.93%
VP International ...........................  05/02/94    47.89%   26.35%  20.38%   20.33%       61.28%  29.98%   22.20%   21.70%
VP Value ...................................  05/01/96   (10.42%)   4.56%   N/A     13.67%       (2.52%   7.58%    N/A     16.27%

BERGER INSTITUTIONAL PRODUCTS TRUST
Berger IPT--Growth Fund ....................  05/01/96    34.25%   19.57%   N/A     17.04%       46.62%  23.31%    N/A     20.07%
Berger IPT--Growth and Income Fund .........  05/01/96    43.18%   29.16%   N/A     27.33%       56.37%  33.18%    N/A     30.58%
Berger IPT--Small Company Growth Fund ......  05/01/96    72.49%   27.06%   N/A     21.63%       88.23%  31.01%    N/A     24.77%
Berger/BIAM IPT--International Fund ........  04/30/97    18.29%    N/A     N/A     10.47%       29.20%   N/A      N/A     14.06%

THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC. ..........................  10/07/93    17.53%   23.55%  24.61%   23.01%       27.89%  27.10%   26.48%   24.08%

DREYFUS STOCK INDEX FUND ...................  12/31/89     8.97%   21.52%  24.05%   17.87%       18.57%  25.01%   25.91%   17.91%

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus VIF Disciplined Stock Portfolio ....  04/30/96     7.02%   17.24%   N/A     18.87%       16.45%  20.62%   N/A      21.67%
Dreyfus VIF International Value
  Portfolio ................................  05/01/96    15.50%    8.36%   N/A      7.33%       25.67%  11.48%   N/A       9.91%

                                                                       COLUMN A                           COLUMN B
                                                  PORTFOLIO                           10 YRS/                           10 YRS/
                                                  INCEPTION                            SINCE                             SINCE
                                                     DATE      1 YR   3 YRS  5 YRS   INCEPTION    1 YR  3 YRS  5 YRS   INCEPTION
                                                  ---------    ----   -----  ----   -----------   ----  -----  -----  ----------
FEDERATED INSURANCE SERIES
Federated High Income Bond Fund II ..............  03/01/94   (7.57%)  1.43%  6.99%    5.51%      0.58%   4.36%   8.61%   6.69%
Federated Utility Fund II .......................  02/10/94   (8.13%)  8.59% 11.61%   10.73%     (0.02%) 11.72%  13.30%  11.95%
Federated International Equity Fund II ..........  05/08/95   67.09%  30.66%  N/A     21.69%     81.77%  34.42%   N/A    23.67%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF--High Yield Fund ....................  12/15/93   (1.34%)  1.99%  3.83%    7.12%      7.36%   5.86%   6.32%   8.28%
INVESCO VIF--Equity Income Fund .................  12/15/93    3.76%  11.70% 14.26%   15.71%     12.91%  14.90%  15.99%  16.96%

JANUS ASPEN SERIES
Aggressive Growth Portfolio .....................  09/13/93  103.70%  43.84% 31.94%   33.83%    121.62%  47.98%  33.93%  34.96%
Growth Portfolio ................................  09/13/93   30.10%  27.91% 25.80%   24.19%     41.56%  31.59%  27.70%  25.25%
Worldwide Growth Portfolio ......................  09/13/93   48.61%  31.24% 29.40%   26.68%     61.68%  35.01   31.35%  27.76%

LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Equity Portfolio ..............  01/30/98   (2.28%)  N/A    N/A      3.43%      6.34%   N/A    N/A      8.10%
Lazard Retirement Small Cap Portfolio ...........  11/04/97   (5.02%)  N/A    N/A     (5.61%)     3.35    N/A    N/A     (1.69%)

LORD ABBETT SERIES FUND, INC.
Growth & Income Portfolio .......................  12/31/89    5.04%  12.66% 16.88%   14.26%     14.78%  16.19%  18.85%   14.43%

MITCHELL HUTCHINS SERIES TRUST
Growth and Income Portfolio .....................  02/06/98   (0.31%)  N/A    N/A      5.17%      8.47%   N/A    N/A     10.11%
Limited Maturity Bond Portfolio .................  12/31/89   (8.32%) (0.47%) 2.18%    4.20%     (0.23%)  2.41%   3.73%   4.25%
Partners Portfolio ..............................  03/22/94   (2.99%)  8.60% 17.21%   15.88%      5.56%  11.73%  18.97%  17.18%
OTC Fund ........................................  10/25/96   80.77%  50.65%  N/A     47.23%     96.69%  54.95%  N/A     51.27%
Nova Fund .......................................  10/25/96   10.78%  19.36%  N/A     18.12%     20.54%  22.77%  N/A     21.33%

SELIGMAN PORTFOLIOS, INC.
Seligman Communications and Information Portfolio  10/13/94   38.18%  15.90% 16.44%   16.99%     50.35   19.24%  18.19%  18.45%
Seligman Global Technology Portfolio ............  05/02/96   76.58%  31.84%  N/A     26.78%     92.10%  35.63%  N/A     29.80%

STRONG OPPORTUNITY FUND II, INC.
Opportunity Fund II .............................  05/08/92   21.90%  18.78% 19.43%   18.56%     32.64%  22.20%  21.23%  19.07%

STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Midcap Growth Fund II ....................  12/31/96   71.59%  39.40%  N/A     39.40%     86.68%  43.34%   N/A    43.34%

VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund .............................  12/31/89  (16.76%) (2.29%) 2.03%    7.05      (9.38%)  0.54%   3.58%   7.08%
Worldwide Emerging Markets Fund .................  12/27/95   80.50%   0.25%  N/A      5.66%     96.92%   3.47%   N/A     8.14%
Worldwide Hard Assets Fund ......................  12/31/89    8.95% (16.11%)(5.34%)   2.45%     18.96% (13.37%) (3.67%)  2.64%
Worldwide Real Estate Fund ......................  02/06/98  (11.85%)  N/A    N/A    (13.98%)    (3.67%)   N/A    N/A    (9.65%)

TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 1999:

                                                                      COLUMN A                               COLUMN B
                                             PORTFOLIO                                10 YRS/                               10 YRS/
                                             INCEPTION                                 SINCE                                 SINCE
                                               DATE      1 YR      3 YRS     5 YRS   INCEPTION    1 YR     3 YRS    5 YRS  INCEPTION
                                              --------   -----     -----     -----   ---------    ----      ----     ----  ---------
CONSECO SERIES TRUST
Balanced Portfolio .........................  07/25/94   17.88%    13.75%    14.30%    14.06%    28.26%    17.03%   15.99%   15.39%
Equity Portfolio ...........................  07/25/94   34.49%    21.00%    21.23%    21.32%    46.32%    24.49%   23.00%   22.72%
Fixed Income Portfolio .....................  07/25/94  (10.28%)    0.17%     2.78%     4.03%    (2.36%)    3.07%    4.34%    5.27%
Government Securities Portfolio ............  07/25/94  (12.15%)   (1.37%)    0.77%     0.82%    (4.40%)    1.45%    2.25%    1.98%
Money Market Portfolio .....................  07/25/94   (5.56%)   (1.40%)   (1.18%)   (0.95%)    2.77%     1.42%    0.28%    2.19%

THE ALGER AMERICAN FUND
Alger American Growth Portfolio ............  12/31/89   20.48%    29.15%    26.44%    22.24%    31.10%    32.86%   28.35%   22.28%
Alger American Leveraged AllCap
  Portfolio ................................  01/24/95   60.42%    42.76%      N/A     41.56%    74.54%    46.87%     N/A    43.73%
Alger American MidCap Growth
  Portfolio ................................  04/30/93   18.78%    19.07%    21.80%    23.19%    29.24%    22.45%   23.64%   24.20%
Alger American Small Capitalization
  Portfolio ................................  12/31/89   29.21%    16.87%    18.43%    17.23%    40.58%    20.24%   20.21%   17.27%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth .........................  02/06/98    6.31%      N/A       N/A     14.21%    15.68%      N/A      N/A    19.56%
VP International ...........................  05/02/94   47.51%    25.97%    20.02%    19.96%    60.80%    29.59%   21.83%   21.33%
VP Value ...................................  05/01/96  (10.69%)    4.25%      N/A     13.36%    (2.81%)    7.26%     N/A    15.95%

BERGER INSTITUTIONAL PRODUCTS TRUST
Berger IPT--Growth Fund ....................  05/01/96   33.84%    19.21%      N/A     16.68%    46.18%    22.94%     N/A    19.70%
Berger IPT--Growth and Income Fund .........  05/01/96   42.75%    28.77%      N/A     26.94%    87.67%    30.62%     N/A    24.39%
Berger IPT--Small Company Growth Fund ......  05/01/96   71.98%    26.68%      N/A     21.26%    87.67%    30.62%     N/A    24.39%
Berger/BIAM IPT--International Fund ........  04/30/97   17.93%      N/A       N/A     10.13%    28.81%      N/A      N/A    13.72%

THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC. ..........................  10/07/93   17.18%    23.18%    24.24%    22.63%    27.51%    26.72%   26.11%   23.71%

DREYFUS STOCK INDEX FUND ...................  12/31/89    8.64%    21.15%    23.67%    17.52%    18.22%    24.64%   25.54%   17.56%

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus VIF Disciplined Stock Portfolio ....  04/30/96    6.70%    16.89%      N/A     18.51%    16.10%    20.26%     N/A    21.31%
Dreyfus VIF International Value Portfolio ..  05/01/96   15.15%     8.03%      N/A      7.00%    25.29%    11.15%     N/A     9.57%

FEDERATED INSURANCE SERIES
Federated High Income Bond Fund II .........  03/01/94   (7.85%)    1.12%     6.67%     5.23%     0.28%     4.05%    8.29%    6.39%
Federated Utility Fund II ..................  02/10/94   (8.40%)    8.26%    11.28%    10.39%    (0.32%)   11.39%   12.96%   11.61%
Federated International Equity Fund II .....  05/08/95   66.59%    30.27%      N/A     21.32%    81.23%    34.02%     N/A    23.29%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF--High Yield Fund ...............  12/15/93   (1.63%)    1.29%     3.13%     6.80%     7.04%     5.54%    6.00%    7.95%
INVESCO VIF--Equity Income Fund ............  12/15/93    3.45%    11.39%    13.86%    15.36%    12.57%    14.56%   15.65%   16.60%

JANUS ASPEN SERIES
Aggressive Growth Portfolio ................  09/13/93  103.10%    43.41%    31.54%    33.42%   120.95%    47.53%   33.53%   34.56%
Growth Portfolio ...........................  09/13/93   29.71%    27.52%    25.42%    23.82%    41.14%    31.19%   27.31%   24.87%
Worldwide Growth Portfolio .................  09/13/93   48.17%    30.85%    29.01%    26.30%    61.20%    34.61%   30.95%   27.38%

LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Equity Portfolio .........  01/30/98   (2.57%)     N/A       N/A      3.12%     6.02%      N/A      N/A     7.77%
Lazard Retirement Small Cap Portfolio ......  11/04/97   (5.30%)     N/A       N/A     (5.90%)    3.05%      N/A      N/A    (1.99%)

                                                                      COLUMN A                               COLUMN B
                                             PORTFOLIO                                10 YRS/                               10 YRS/
                                             INCEPTION                                 SINCE                                 SINCE
                                               DATE      1 YR      3 YRS     5 YRS   INCEPTION    1 YR     3 YRS    5 YRS  INCEPTION
                                              --------   -----     -----     -----   ---------    ----      ----     ----  ---------
LORD ABBETT SERIES FUND, INC.
Growth & Income Portfolio .................   12/31/89    4.73%    12.35%     16.57%   13.95%    14.43%    15.88%   18.54%   14.12%

MITCHELL HUTCHINS SERIES TRUST
Growth and Income Portfolio ...............   02/06/98   (0.61%)     N/A        N/A     4.84%     8.15%      N/A      N/A     9.77%

NEUBERGER BERMAN ADVISERS
MANAGEMENT TRUST
Limited Maturity Bond Portfolio ...........   12/31/89   (8.59%)   (0.77%)     1.87%    3.89%    (0.53%)    2.10%    3.42%    3.42%
Partners Portfolio ........................   03/22/94   (3.28%)    8.27%     16.85%   15.53%     5.24%    11.39%   18.61%   16.82%

RYDEX VARIABLE TRUST
OTC Fund ..................................   10/25/96   80.23%    50.20%       N/A    46.79%    96.11%    54.49%     N/A    50.82%
Nova Fund .................................   10/25/96   10.45%    19.00%       N/A    17.76%    20.18%    22.40%     N/A    20.97%

SELIGMAN PORTFOLIOS, INC. .................
Seligman Communications and
  Information Portfolio ...................   10/13/94   37.77%    15.55%     16.09%   16.63%    49.90%    18.89%   17.83%   18.09%
Seligman Global Technology Portfolio ......   05/02/96   76.05%    31.44%       N/A    26.39%    91.53%    35.23%     N/A    29.40%

STRONG OPPORTUNITY FUND II, INC ...........
Opportunity Fund II .......................   05/08/92   21.54%    18.42%     19.07%   18.20%    32.24%    21.83%   20.86%   18.71%

STRONG VARIABLE INSURANCE FUNDS, INC ......
Strong Midcap Growth Fund II ..............   12/31/96   71.08%    38.89%       N/A    38.89%    86.12%    43.42%     N/A    43.42%

VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund .......................   12/31/89  (17.06%)   (2.59%)     1.73%    6.75%    (9.68%)    0.24%    3.28%    6.78%
Worldwide Emerging Markets Fund ...........   12/27/95   79.96%    (0.29%)      N/A     5.12%    96.38%     2.93%     N/A     7.60%
Worldwide Hard Assets Fund ................   12/31/89    8.62%   (16.44%)    (5.67%)   2.12%    18.61%   (13.72%)  (4.02%)   2.29%
Worldwide Real Estate Fund ................   02/06/98  (12.11%)     N/A        N/A   (14.24%)   (4.06%)     N/A      N/A    (9.94%)

HISTORICAL UNIT VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk.

Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger. Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

                               FEDERAL TAX STATUS

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For non-qualified Contracts, this cost basis is generally the purchase payments, while for qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

Regulations issued by the Treasury Department ("the Regulations") amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:
(1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange.

Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiesence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area, owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisers should you wish to assign or pledge your Contract.

If the Contract is issued pursuant to a retirement plan which receives favorable treatment under the provision of Section 408 of the Code, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the beneficiary.

The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in many cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 or
Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS -- NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after you reach age 59 1/2; (b) after your death; (c) if you become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts" below.)

QUALIFIED PLANS

The Contracts are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a. TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals Qualified Contracts" and "Tax-Sheltered Annuities Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b. INDIVIDUAL RETIREMENT ANNUITIES

The Contracts offered by the prospectus are designed to be suitable for use as an Individual Retirement Annuity (IRA). Generally, individuals who purchase IRAs are not taxed on increases to the value of the contributions until distribution occurs. Following is a general description of IRAs with which the Contract may be used. The description is not exhaustive and is for general informational purposes only.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  ROTH IRAS

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held a Roth IRA for at least five taxable years and, in addition, that the distribution is made: (i) after the individual reaches age 59 1/2, (ii) on the individual's death or disability, or (iii) as a qualified first-time home purchase (subject to a $10,000 lifetime maximum) for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions and conversions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, ("conversion deposits") unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return.

The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998. In addition, distribution of amounts attributable to conversion deposits held for less than 5 taxable years will also be subject to the penalty tax.

Purchasers of Contracts intended to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c. PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Special considerations apply to plans covering self-employed individuals, including limitations on contributions and benefits for key employees or 5 percent owners. (See "Tax Treatment of Withdrawals -- Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d. GOVERNMENT AND TAX-EXEMPT ORGANIZATION'S DEFERRED COMPENSATION PLAN UNDER
   SECTION 457

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $8,000 or 33 1/3 percent of the participant's includible compensation. However, in limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of a Plan established by a governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a Plan are prohibited under section 457 of the Code unless made after the participating employee:

         attains age 70 1/2,
         separates from service,
         dies, or
         suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under section 457.

TAX TREATMENT OF WITHDRAWALS -- QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) made on or after the date on which the Owner or Annuitant (as applicable) reaches age
59 1/2 (b) following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) made to an alternate payee pursuant to a qualified domestic relations order; (g) made on account of an IRS levy upon the qualified contract;
(h) from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions up to $10,000 from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service. With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

TAX-SHELTERED ANNUITIES -- WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 591/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (6) made pursuant to a qualified domestic relations order, if otherwise permissible. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

MANDATORY DISTRIBUTIONS -- QUALIFIED PLANS

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. There are no mandatory distribution requirements for Roth IRAs prior to death. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                               ANNUITY PROVISIONS

The Company makes available payment plans on a fixed and variable basis.

VARIABLE ANNUITY PAYOUT

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1. The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each investment portfolio as of the annuity date. This sets the number of annuity units for each monthly payment for the applicable investment portfolio.

2. The fixed number of annuity units for each payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable investment portfolio.

The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the Contract Maintenance Charge.

The calculation of the first annuity payment is made on the annuity date. The Company assesses the insurance charges during both the accumulation phase and the annuity phase. The deduction of the insurance charges will affect the amount of the first and any subsequent annuity payments. In addition, under certain circumstances, the Company may assess a contingent deferred sales charge and/or the contract maintenance charge on the annuity date which would affect the amount of the first annuity payment (see "Expenses" and "Annuity Payments" in the prospectus).

ANNUITY UNIT

The value of an annuity unit was arbitrarily set initially at $10. The annuity unit value at the end of any subsequent valuation period is determined as follows:

1. The net investment factor for the current valuation period is multiplied by the value of the annuity unit for investment portfolio for the immediately preceding valuation period.

2. The result in (1) is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days since the previous valuation period.

The owner can choose either a 5% or a 3% assumed investment rate.

FIXED ANNUITY PAYOUT

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the investment portfolios. The dollar amount of each fixed annuity payment is determined in accordance with Annuity Tables contained in the Contract.

                              FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

--------------------------------------------------------------------------------






                       Conseco Variable Insurance Company

             Financial Statements as of December 31, 1999 and 1998,

            and for the years ended December 31, 1999, 1998 and 1997

--------------------------------------------------------------------------------



                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors
Conseco Variable Insurance Company

     In our opinion, the accompanying balance sheet and the related statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Conseco Variable Insurance Company (the "Company") at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                                  /s/ PricewaterhouseCoopers LLP

April 13, 2000

                       CONSECO VARIABLE INSURANCE COMPANY

                                  BALANCE SHEET
                           December 31, 1999 and 1998
                              (Dollars in millions)

                                     ASSETS

                                                            1999          1998
                                                          --------      --------
Investments:
    Actively managed fixed maturities at
      fair value (amortized cost:
         1999 - $1,491.8; 1998 - $1,520.5) ............   $1,398.7      $1,524.1
    Equity securities at fair value
      (cost: 1999 - $47.8 million;
       1998 - $46.0 million)  .........................       49.8          45.7
    Mortgage loans ....................................      108.0         110.2
    Policy loans ......................................       75.5          79.6
    Other invested assets .............................       50.8         120.3
                                                          --------      --------

          Total investments ...........................    1,682.8       1,879.9

Cash and cash equivalents .............................       81.5          48.4
Accrued investment income .............................       35.6          30.5
Cost of policies purchased ............................      131.6          98.0
Cost of policies produced .............................      147.6          82.5
Reinsurance receivables ...............................       26.4          22.2
Goodwill ..............................................       45.3          46.7
Assets held in separate accounts ......................    1,457.0         696.4
Other assets ..........................................        6.0           7.1
                                                          --------      --------

          Total assets ................................   $3,613.8      $2,911.7
                                                          ========      ========


                            (continued on next page)

                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                           December 31, 1999 and 1998

                 (Dollars in millions, except per share amount)

                      LIABILITIES AND SHAREHOLDER'S EQUITY

                                                              1999       1998
                                                            --------   --------
Liabilities:
    Insurance liabilities:
       Interest-sensitive products .......................  $1,289.2   $1,365.2
       Traditional products ..............................     242.8      246.2
       Claims payable and other policyholder funds .......      64.1       62.6
       Liabilities related to separate accounts ..........   1,457.0      696.4
    Income tax liabilities ...............................      33.4       37.5
    Investment borrowings ................................     135.1       65.7
    Other liabilities ....................................      16.5       33.0
                                                            --------   --------

            Total liabilities ............................   3,238.1    2,506.6
                                                            --------   --------

Shareholder's equity:
    Common stock and additional paid-in capital
      (par value $4.80 per share, 1,065,000
       shares authorized, 1,043,565 shares issued
       and outstanding) ..................................     380.8      380.8
    Accumulated other comprehensive loss .................     (28.4)       (.8)
    Retained earnings ....................................      23.3       25.1
                                                            --------   --------

            Total shareholder's equity ...................     375.7      405.1
                                                            --------   --------

            Total liabilities and shareholder's equity ...  $3,613.8   $2,911.7
                                                            ========   ========


                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
              for the years ended December 31, 1999, 1998 and 1997
                              (Dollars in millions)

                                                   1999        1998       1997
                                                  -------     -------    -------
Revenues:
    Insurance policy income ..................    $  72.1     $  73.6    $  75.7
    Net investment income ....................      297.6       198.0      222.6
    Net gains (losses) from
      sale of investments ....................      (10.0)       18.5       13.3
                                                  -------     -------    -------

          Total revenues .....................      359.7       290.1      311.6
                                                  -------     -------    -------

Benefits and expenses:
    Insurance policy benefits ................      266.8       170.6      191.0
    Amortization .............................       13.8        33.6       27.1
    Other operating costs and expenses .......       40.3        38.7       32.2
                                                  -------     -------    -------

          Total benefits and expenses ........      320.9       242.9      250.3
                                                  -------     -------    -------

          Income before income taxes .........       38.8        47.2       61.3

Income tax expense ...........................       13.6        16.6       22.1
                                                  -------     -------    -------

          Net income .........................    $  25.2     $  30.6    $  39.2
                                                  =======     =======    =======


                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                        STATEMENT OF SHAREHOLDER'S EQUITY
              for the years ended December 31, 1999, 1998 and 1997
                              (Dollars in millions)

                                                            Accumulated
                                                     Common    other
                                                   stock and   compre-
                                                   additional  hensive
                                                     paid-in   income   Retained
                                             Total   capital   (loss)   earnings
                                             ------   ------   ------    ------

Balance, December 31, 1996 ................  $396.9   $380.8   $ (4.6)   $ 20.7

  Comprehensive income, net of tax:
    Net income ............................    39.2       --       --      39.2
    Change in unrealized appreciation
      (depreciation) of securities
      (net of applicable income tax
      expense of $7.2) ....................    13.3       --     13.3        --
                                             ------

        Total comprehensive income ........    52.5

  Dividends on common stock ...............   (32.5)      --       --     (32.5)
                                             ------   ------   ------    ------

Balance, December 31, 1997 ................   416.9    380.8      8.7      27.4

  Comprehensive income, net of tax:
     Net income ...........................    30.6       --       --      30.6
     Change in unrealized appreciation
       (depreciation) of securities
       (net of applicable income tax
       benefit of $5.1) ...................    (9.5)      --     (9.5)       --
                                             ------

        Total comprehensive income ........    21.1

  Dividends on common stock ...............   (32.9)      --       --     (32.9)
                                             ------   ------   ------    ------

Balance, December 31, 1998 ................   405.1    380.8      (.8)     25.1

Comprehensive loss, net of tax:
  Net income ..............................    25.2       --       --      25.2
  Change in unrealized depreciation of
    securities (net of applicable income
     tax benefit of $15.7 million) ........   (27.6)      --    (27.6)       --
                                             ------

         Total comprehensive loss .........    (2.4)

  Dividends on common stock ...............   (27.0)      --       --     (27.0)
                                             ------   ------   ------    ------

Balance, December 31, 1999 ................  $375.7   $380.8   $(28.4)   $ 23.3
                                             ======   ======   ======    ======


                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS
              for the years ended December 31, 1999, 1998 and 1997
                              (Dollars in millions)

                                                    1999       1998       1997
                                                  -------    -------    -------
Cash flows from operating activities:
   Net income ..................................  $  25.2    $  30.6    $  39.2
     Adjustments to reconcile net income
       to net cash provided by operating
       activities:
         Amortization ..........................     13.8       43.0       27.1
         Income taxes ..........................     11.4       (1.2)       6.7
         Insurance liabilities .................    162.6      120.0       95.2
         Accrual and amortization of
           investment income ...................    (11.4)       1.6         .3
         Deferral of cost of policies
           produced ............................    (62.7)     (35.3)     (31.8)
         Net (gains) losses from sale
           of investments ......................     10.0      (18.5)     (13.3)
         Other .................................       .7      (38.3)      (4.6)
                                                  -------    -------    -------
         Net cash provided by operating
           activities ..........................    149.6      101.9      118.8
                                                  -------    -------    -------

Cash flows from investing activities:
   Sales of investments ........................    904.8    1,185.0      755.2
   Maturities and redemptions ..................    109.0      145.5      150.4
   Purchases of investments .................... (1,502.0)  (1,420.7)   (923.5)
                                                  -------    -------    -------
         Net cash used by investing
           activities ..........................   (488.2)     (90.2)     (17.9)
                                                  -------    -------    -------
Cash flows from financing activities:
   Deposits to insurance liabilities ...........    654.1      400.4      255.9
   Investment borrowings .......................     69.4        4.7       12.6
   Withdrawals from insurance liabilities ......   (324.8)    (385.0)    (302.2)
   Dividends paid on common stock ..............    (27.0)     (32.9)     (32.5)
                                                  -------    -------    -------
         Net cash provided (used) by
           financing activities ................    371.7      (12.8)     (66.2)
                                                  -------    -------    -------
         Net increase (decrease) in cash
           and cash equivalents ................     33.1       (1.1)      34.7

Cash and cash equivalents, beginning of year ...     48.4       49.5       14.8
                                                  -------    -------    -------

Cash and cash equivalents, end of year .........  $  81.5    $  48.4    $  49.5
                                                  =======    =======    =======


                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     Conseco Variable Insurance Company ("we" or the "Company") markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Prior to its name change in October 1998, the Company was named Great American Reserve Insurance Company. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company operating throughout the United States. Conseco's life insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance, individual and group major medical insurance and other insurance products. Conseco's finance subsidiaries originate, purchase, sell and service consumer and commercial finance loans. On March 31, 2000, Conseco announced its plan to explore the sale of its finance subsidiaries and its hiring of Lehman Brothers to assist in the planned sale.

     The following summary explains the accounting policies we use to arrive at the more significant numbers in our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and the Securities and Exchange Commission. We reclassified certain amounts in our 1998 and 1997 financial statements and notes to conform with the 1999 presentation.

     INVESTMENTS

     FIXED MATURITIES are securities that mature more than one year after issuance and include bonds, notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as ACTIVELY MANAGED and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as TRADING and included in other invested assets. We include any unrealized gain or loss on trading securities in net investment gains.

     EQUITY SECURITIES include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

     MORTGAGE LOANS held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     POLICY LOANS are stated at their current unpaid principal balances.

     OTHER INVESTED ASSETS include trading securities and certain non-traditional investments. Non-traditional investments include investments in certain limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     When we sell a security (other than a trading security), we report the difference between our sale proceeds and its amortized cost (determined based on specific identification) as an investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.


     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with maturities of less than three months. We carry them at amortized cost, which approximates their estimated fair value.

     SEPARATE ACCOUNTS

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contract holders. We record the related liabilities at amounts equal to the market value of the underlying assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     COST OF POLICIES PRODUCED

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy: (i) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the current realized gain or loss and the effect of the event on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income
(loss) within shareholder's equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable.

     COST OF POLICIES PURCHASED

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as the cost of policies purchased. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as the cost of policies produced described above.

     The discount rate we use to determine the value of the cost of policies purchased is the rate of return we need to earn in order to invest in the business being acquired. In determining this required rate of return, we consider many factors including: (i) the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows; (ii) the cost of our capital required to fund the acquisition; (iii) the likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws; (iv) the acquired company's compatibility with other

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


Company activities that may favorably affect future cash flows; (v) the complexity of the acquired company; and (vi) recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

     GOODWILL

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. Our analysis indicates that the anticipated ongoing cash flows from the earnings of the Company extends significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, we amortize goodwill on the straight-line basis generally over a 40-year period. At December 31, 1999, the total accumulated amortization of goodwill was $16.1 million. We continually monitor the value of our goodwill based on our estimates of future earnings. We determine whether goodwill is fully recoverable from projected undiscounted net cash flows from our earnings over the remaining amortization period. If we were to determine that changes in such projected cash flows no longer support the recoverability of goodwill over the remaining amortization period, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period (no such changes have occurred).

     RECOGNITION OF INSURANCE POLICY INCOME AND RELATED BENEFITS AND EXPENSES ON INSURANCE CONTRACTS

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     REINSURANCE

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.5 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as the result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $23.1 million, $21.0 million and $24.2 million in 1999, 1998 and 1997, respectively. A receivable is recorded for the reinsured portion of insurance policy benefits paid and liabilities for insurance products. Reinsurance recoveries netted against insurance policy benefits totaled $20.8 million, $21.8 million and $14.9 million in 1999, 1998 and 1997, respectively.

     INCOME TAXES

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off (no such write-offs have occurred).

     INVESTMENT BORROWINGS

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. Such borrowings averaged $137.7 million during 1999 and $66.0 million during 1998. These borrowings were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 5.0 percent and 4.4 percent in 1999 and 1998, respectively. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 1999). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     USE OF ESTIMATES

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, insurance liabilities, liabilities related to litigation, guaranty fund assessment accruals and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements could be affected.

     FAIR VALUES OF FINANCIAL INSTRUMENTS

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     INVESTMENT SECURITIES. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

     CASH AND CASH EQUIVALENTS. The carrying amount for these instruments approximates their estimated fair value.

     MORTGAGE LOANS AND POLICY LOANS. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations.

     OTHER INVESTED ASSETS. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on: (i) discounted future expected cash flows; or (ii) independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

     INSURANCE LIABILITIES FOR INTEREST-SENSITIVE PRODUCTS. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     INVESTMENT BORROWINGS. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

                                                  1999               1998
                                          ------------------  ------------------
                                          Carrying    Fair    Carrying    Fair
                                           Amount    Value     Amount    Value
                                          --------  --------  --------  --------
                                                  (Dollars in millions)
Financial assets:
   Actively managed fixed maturities ...  $1,398.7  $1,398.7  $1,524.1  $1,524.1
   Equity securities ...................      49.8      49.8      45.7      45.7
   Mortgage loans ......................     108.0     102.8     110.2     119.0
   Policy loans ........................      75.5      75.5      79.6      79.6
   Other invested assets ...............      50.8      50.8     120.3     120.3
   Cash and cash equivalents ...........      81.5      81.5      48.4      48.4

Financial liabilities:
   Insurance liabilities for
     interest-sensitive products (1) ...   1,289.2   1,289.2   1,365.2   1,365.2
   Investment borrowings ...............     135.1     135.1      65.7      65.7

--------------------
     (1) The estimated fair value of the liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 1999 and 1998. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for interest-sensitive products . However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

     RECENTLY ISSUED ACCOUNTING STANDARDS

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. SFAS 133 is required to be implemented in year 2001. We are currently evaluating the impact of SFAS 133; at present, we do not believe it will have a material effect on our consolidated financial position or results of operations. Because of ongoing changes to implementation guidance, we do not plan on adopting the new standard until the first quarter of 2001.

     We implemented the Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1") on January 1, 1999. SOP 98-1 defines internal use software and when the costs associated with internal use software should be capitalized. The implementation of SOP 98-1 did not have a material effect on our consolidated financial position or results of operations.

2.   INVESTMENTS:

     At December 31, 1999, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                         Gross   Gross   Esti-
                                                         unre-   unre-   mated
                                              Amortized  alized  alized   fair
                                                 cost    gains   losses  value
                                               --------  ------  -----  --------
                                                     (Dollars in millions)
Investment grade:
   Corporate securities .....................  $  840.6  $  2.2  $59.3  $  783.5
   United States Treasury securities
     and obligations of United States
     government corporations and agencies ...      15.5      .1     .7      14.9
   States and political subdivisions ........      11.7      --    1.1      10.6
   Debt securities issued by
     foreign governments ....................      12.2      --    1.6      10.6
   Mortgage-backed securities ...............     482.3      .2   22.7     459.8
Below-investment grade
  (primarily corporate securities) ..........     129.5     2.4   12.6     119.3
                                               --------  ------  -----  --------

     Total actively managed
       fixed maturities .....................  $1,491.8  $  4.9  $98.0  $1,398.7
                                               ========  ======  =====  ========

Equity securities ...........................     $47.8    $3.9   $1.9     $49.8
                                                  =====    ====   ====     =====

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     At December 31, 1998, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                         Gross   Gross   Esti-
                                                         unre-   unre-   mated
                                              Amortized  alized  alized   fair
                                                 cost    gains   losses  value
                                               --------  ------  -----  --------
                                                     (Dollars in millions)
Investment grade:
   Corporate securities ......................  $  860.4  $20.7  $15.0  $  866.1
   United States Treasury securities
     and obligations of United States
     government corporations
     and agencies ............................      26.9     .8     .2      27.5
   States and political subdivisions .........      17.3     .3     --      17.6
   Debt securities issued by
     foreign governments .....................      11.7     --     .8      10.9
   Mortgage-backed securities ................     487.4    8.0    1.2     494.2
Below-investment grade
  (primarily corporate securities) ...........     116.8    1.2   10.2     107.8
                                                --------  -----  -----  --------

     Total actively managed
       fixed maturities ......................  $1,520.5  $31.0  $27.4  $1,524.1
                                                ========  =====  =====  ========

Equity securities ............................  $   46.0  $  .8  $ 1.1  $   45.7
                                                ========  =====  =====  ========

     Accumulated other comprehensive loss included in shareholder's equity as of December 31, 1999 and 1998, is summarized as follows:

                                                             1999         1998
                                                           -------      -------
                                                           (Dollars in millions)

Unrealized gains (losses) on investments .............     $ (90.8)     $    .9
Adjustments to cost of policies purchased
  and cost of policies produced ......................        46.3         (2.1)
Deferred income tax benefit ..........................        16.1           .4
                                                           -------      -------

       Accumulated other comprehensive loss ..........     $ (28.4)     $   (.8)
                                                           =======      =======

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 1999, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


                                                                       Estimated
                                                           Amortized      fair
                                                              cost       value
                                                            --------    --------
                                                           (Dollars in millions)

Due in one year or less ................................    $    8.2    $    8.2
Due after one year through five years ..................        90.8        89.5
Due after five years through ten years .................       279.9       259.6
Due after ten years ....................................       628.2       579.4
                                                            --------    --------

     Subtotal ..........................................     1,007.1       936.7
Mortgage-backed securities (a) .........................       484.7       462.0
                                                            --------    --------

        Total actively managed fixed maturities ........    $1,491.8    $1,398.7
                                                            ========    ========

----------
(a)  Includes   below-investment   grade  mortgage-backed   securities  with  an
     amortized cost and estimated fair value of $2.4 million and $2.2 million, respectively.


       Net investment income consisted of the following:

                                                       1999      1998      1997
                                                     -------   -------   -------
                                                        (Dollars in millions)

Actively managed fixed maturity securities .......   $ 114.8   $ 118.4   $ 133.6
Equity securities ................................      12.2       3.2       1.7
Mortgage loans ...................................       9.9      12.1      16.4
Policy loans .....................................       4.8       5.1       5.4
Other invested assets ............................       3.5      13.3       7.7
Cash and cash equivalents ........................       2.1       2.9       3.4
Separate accounts ................................     151.8      44.1      55.7
                                                     -------   -------   -------

    Gross investment income ......................     299.1     199.1     223.9
Investment expenses ..............................       1.5       1.1       1.3
                                                     -------   -------   -------

       Net investment income .....................   $ 297.6   $ 198.0   $ 222.6
                                                     =======   =======   =======

     The Company had no significant fixed maturity investments or mortgage loans that were not accruing investment income in 1999, 1998 and 1997.

     Investment gains (losses), net of investment expenses, were included in revenue as follows:

                                                       1999      1998      1997
                                                    -------   -------   -------
                                                        (Dollars in millions)
Fixed maturities:
  Gross gains ....................................  $   8.6   $  34.0   $  20.6
  Gross losses ...................................    (14.5)    (12.4)     (5.1)
  Other than temporary decline in fair value .....     (1.3)       --       (.3)
                                                    -------   -------   -------
    Net investment gains (losses) from fixed
      maturities before expenses .................     (7.2)     21.6      15.2

Other ............................................       .7        .1       2.2
                                                    -------   -------   -------

    Net investment gains (losses) before expenses      (6.5)     21.7      17.4
Investment expenses ..............................      3.5       3.2       4.1
                                                    -------   -------   -------

    Net investment gains (losses) ................  $ (10.0)  $  18.5   $  13.3
                                                    =======   =======   =======

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     At December 31, 1999, the mortgage loan balance was primarily comprised of commercial loans. Approximately 16 percent, 11 percent, 10 percent, 8 percent, 8 percent and 8 percent of the mortgage loan balance were on properties located in Michigan, Texas, Florida, California, Georgia and Tennessee, respectively. No other state comprised greater than 7 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 1999. At December 31, 1999, our allowance for loss on mortgage loans was $.3 million.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $11.5 million at December 31, 1999.

     The Company had no investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 1999, other than investments issued or guaranteed by the United States government or a United States government agency.


3.   INSURANCE LIABILITIES:

     These liabilities consisted of the following:

                                                               Interest
                                   Withdrawal    Mortality       rate
                                   assumption   assumption    assumption     1999      1998
                                   -----------  ----------    ----------   --------  --------
                                                                          (Dollars in millions)
Future policy benefits:
  Interest-sensitive products:
    Investment contracts ........      N/A         N/A            (c)      $  976.7  $1,036.0
    Universal life-type contracts      N/A         N/A            N/A         312.5     329.2
                                                                           --------  --------

      Total interest-sensitive
        products ................                                           1,289.2   1,365.2
                                                                           --------  --------
  Traditional products:
    Traditional life insurance
      contracts .................    Company       (a)           7.6%         137.0     139.9
                                   experience
    Limited-payment contracts ...    Company       (b)           7.5%         105.8     106.3
                                   experience,                             --------  --------
                                  if applicable



       Total traditional
         products ...............                                             242.8     246.2
                                                                           --------  --------

Claims payable and other
  policyholder funds ............      N/A         N/A            N/A          64.1      62.6
Liabilities related to
  separate accounts .............      N/A         N/A            N/A       1,457.0     696.4
                                                                           --------  --------

    Total .......................                                          $3,053.1  $2,370.4
                                                                           ========  ========

-------------

(a)  Principally,  modifications  of the 1975 - 80 Basic,  Select  and  Ultimate
     Tables.

(b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuitant Mortality Table.

(c) At December 31, 1999 and 1998, approximately 97 percent and 95 percent, respectively, of this liability represented account balances where future benefits are not guaranteed. The weighted average interest rate on the remainder of the liabilities representing the present value of guaranteed future benefits was approximately 6 percent at December 31, 1999.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


4.   INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                            1999           1998
                                                           -----          -----
                                                           (Dollars in millions)

Deferred income tax liabilities (assets):
    Investments (primarily actively managed
      fixed maturities) ................................   $ 3.6          $ 5.4
    Cost of policies purchased and cost
      of policies produced .............................    75.3           56.7
    Insurance liabilities ..............................   (39.2)         (28.2)
    Unrealized depreciation ............................   (16.1)           (.4)
    Other ..............................................    10.2           (2.2)
                                                           -----          -----

         Deferred income tax liabilities ...............    33.8           31.3
Current income tax liabilities (assets) ................     (.4)           6.2
                                                           -----          -----

         Income tax liabilities ........................   $33.4          $37.5
                                                           =====          =====


       Income tax expense was as follows:

                                                  1999        1998         1997
                                                -------     -------      -------
                                                     (Dollars in millions)

Current tax provision .....................     $   4.3     $  20.8      $  16.3
Deferred tax provision (benefit) ..........         9.3        (4.2)         5.8
                                                -------     -------      -------

         Income tax expense ...............     $  13.6     $  16.6      $  22.1
                                                =======     =======      =======

     A reconciliation of the income tax provisions based on the U.S. statutory corporate tax rate to the provisions reflected in the statement of operations is as follows:

                                                 1999        1998         1997
                                               -------     -------      -------
                                                    (Dollars in millions)

Tax on income before income taxes at
  statutory rate ..........................       35.0%       35.0%        35.0%
State taxes ...............................        1.5         1.0           .7
Other .....................................       (1.4)        (.8)          .3
                                               -------     -------      -------

         Income tax expense ...............       35.1%       35.2%        36.0%
                                               =======     =======      =======

5.   OTHER DISCLOSURES:

     LITIGATION

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of certain of such matters cannot be predicted, such lawsuits currently pending against the Company are not expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

     GUARANTY FUND ASSESSMENTS

     The balance sheet at December 31, 1999, includes: (i) accruals of $1.6 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


December 31, 1999; and (ii) receivables of $1.1 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $1.1 million in 1999, $1.1 million in 1998 and $1.2 million in 1997.

     RELATED PARTY TRANSACTIONS

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $43.4 million in 1999, $37.8 million in 1998 and $36.7 million in 1997.

     During 1998 and 1997, the Company purchased $13.0 million and $11.2 million par value, respectively, of senior subordinated notes issued by subsidiaries of Conseco. The total carrying value of such notes purchased during 1998, 1997 and prior years was $45.5 million at December 31, 1998. Such notes are classified as "other invested assets" in the accompanying balance sheet. In 1999, all such notes were repurchased from the Company by Conseco or its subsidiaries.


6.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                      1999      1998      1997
                                                    -------   -------   -------
                                                        (Dollars in millions)

Traditional products:

  Direct premiums collected ......................  $ 700.4   $ 445.8   $ 309.6
  Reinsurance assumed ............................     18.7      15.6      14.9
  Reinsurance ceded ..............................    (23.1)    (21.0)    (24.2)
                                                    -------   -------   -------

      Premiums collected, net of reinsurance .....    696.0     440.4     300.3
  Less premiums on universal life and
    products without mortality and morbidity
    risk which are recorded as additions to
    insurance liabilities ........................    654.1     400.4     255.9
                                                    -------   -------   -------
      Premiums on traditional products with
        mortality or morbidity risk, recorded
        as insurance policy income ...............     41.9      40.0      44.4
Fees and surrender charges on interest-
  sensitive products .............................     30.2      33.6      31.3
                                                    -------   -------   -------

      Insurance policy income ....................  $  72.1   $  73.6   $  75.7
                                                    =======   =======   =======

     The five states with the largest shares of 1999 collected premiums were California (14 percent), Texas (14 percent), Florida (13 percent), Michigan (8.8 percent) and Indiana (5.2 percent). No other state accounted for more than 4 percent of total collected premiums.

     Changes in the cost of policies purchased were as follows:

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


                                                      1999      1998      1997
                                                    -------   -------   -------
                                                        (Dollars in millions)

Balance, beginning of year .......................  $  98.0   $ 106.4   $ 143.0
    Amortization .................................     (4.1)    (21.1)    (15.4)
    Amounts related to fair value adjustment
      of actively managed fixed maturities .......     37.7      11.8     (21.2)
    Other ........................................       --        .9        --
                                                    -------   -------   -------

Balance, end of year .............................  $ 131.6   $  98.0   $ 106.4
                                                    =======   =======   =======

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 9 percent of the December 31, 1999, balance of cost of policies purchased in 2000, 10 percent in 2001, 9 percent in 2002, 7 percent in 2003 and 6 percent in 2004. The discount rates used to determine the amortization of the cost of policies purchased ranged from 3.6 percent to 8.0 percent and averaged 5.8 percent.

     Changes in the cost of policies produced were as follows:

                                                      1999      1998      1997
                                                    -------   -------   -------
                                                       (Dollars in millions)

Balance, beginning of year .......................  $  82.5   $  55.9   $  38.2
    Additions ....................................     62.7      35.3      31.8
    Amortization .................................     (8.3)    (11.0)    (10.2)
    Amounts related to fair value adjustment
      of actively managed fixed maturities .......     10.7       2.3      (3.9)
                                                    -------   -------   -------

Balance, end of year .............................  $ 147.6   $  82.5   $  55.9
                                                    =======   =======   =======


7.   STATEMENT OF CASH FLOWS:

     Income taxes paid during 1999, 1998, and 1997, were $2.1 million, $17.1 million and $14.8 million, respectively.

8.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following amounts to regulatory agencies:

                                                                   1999    1998
                                                                  ------  ------
                                                                     (Dollars
                                                                    in millions)

Statutory capital and surplus ..................................  $112.6  $134.0
Asset valuation reserve ........................................    41.4    30.9
Interest maintenance reserve ...................................    66.7    73.1
                                                                  ------  ------

Total ..........................................................  $220.7  $238.0
                                                                  ======  ======

     Our statutory net income was $14.6 million, $32.7 million and $32.7 million in 1999, 1998 and 1997, respectively. Statutory net income differs from net income presented in our financial statements prepared in accordance with GAAP, primarily because for GAAP reporting we are required to defer and amortize costs that vary with and are primarily related to the production of new business as described in note 1.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. We may pay dividends to our parent in 2000 of $12.8 million without permission from state regulatory authorities.

     In 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles, which are expected to constitute the only source of prescribed statutory accounting practices and are effective in 2001. The changes to statutory accounting practices resulting from the codification are not expected to have a material effect on the statutory capital and surplus or statutory operating earnings data shown above.